UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. ___ )
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IXIA

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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IXIA
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 25, 2007
     The Annual Meeting of the Shareholders of Ixia, a California corporation (the “Company”), will be held Friday, May 25, 2007, at 9:00 a.m., local time, at the Renaissance Hotel, located at 30100 Agoura Road, Agoura Hills, California 91301. The purposes of the Annual Meeting are:
     1. To elect six directors for a one-year term. The names of the nominees intended to be presented for election are: Jean-Claude Asscher, Massoud Entekhabi, Jonathan Fram, Errol Ginsberg, Gail Hamilton and Jon F. Rager.
     2. To approve an amendment to our Amended and Restated Director Stock Option Plan principally to provide for the automatic grant of restricted stock units rather than stock options to our non-employee directors upon their initial election or appointment to our Board of Directors and upon their re-election to the Board.
     3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.
     4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.
     The record date for our Annual Meeting is April 2, 2007. Only record holders of Common Stock at the close of business on April 2, 2007 are entitled to receive notice of and to vote at the Annual Meeting.
     We cordially invite all shareholders to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, your vote is important to us and to our business, and we therefore encourage you to sign and return your proxy card in the enclosed postage-prepaid envelope, or vote by telephone or over the Internet following the instructions on your proxy card, so that your shares will be represented and voted at the Annual Meeting. Any shareholder of record attending the Annual Meeting may vote in person even if he or she has returned a proxy.
By Order of the Board of Directors
Ronald W. Buckly
Corporate Secretary
Calabasas, California
April 24, 2007
PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TO US PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT TO US.

i

IXIA
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
General
     The Board of Directors of Ixia (the “Board”) is furnishing you with this proxy statement to solicit proxies for use at our Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, May 25, 2007, at 9:00 a.m., local time, for the purposes described in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Renaissance Hotel which is located at 30100 Agoura Road, Agoura Hills, California 91301.
     These proxy solicitation materials are first being mailed on or about April 25, 2007 to all of our shareholders entitled to vote at the Annual Meeting.
     Only shareholders of record at the close of business on April 2, 2007, which is the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 67,613,542 shares of our Common Stock were issued and outstanding.
     Any proxy that you give in response to this proxy solicitation may be revoked by you at any time before its use in one of two ways, either by:
•	delivering to our Corporate Secretary a written notice of revocation or another proxy bearing a later date, or

•	attending the Annual Meeting and voting in person.
Voting and Solicitation
     Methods of Voting. You may vote by mail or in person at the Annual Meeting.
     Voting by Mail. By signing the proxy card and returning it in the prepaid and addressed envelope enclosed with proxy materials delivered by mail, you are authorizing the individuals named on the proxy card (known as “proxies”) to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.
     Voting in Person at the Annual Meeting. If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.
     Voting for Directors. In the election of directors, you may vote “FOR” all or some of the director nominees, or your vote may be “WITHHELD” for one or more of the director nominees. You may also cumulate your votes in the election of directors if you or any other shareholder notifies us at the Annual Meeting prior to voting of an intention to cumulate votes.
     Cumulative voting allows you to allocate among the director nominees, as you see fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares you hold. For example, if you own 100 shares of our Common Stock, and there are six directors to be elected at our Annual Meeting, you may allocate 600 “FOR” votes (six times 100) among as few or as many of the six nominees to be voted on at the Annual Meeting as you choose.
     If you sign your proxy card or voting instruction card with no further instructions, the proxy holders may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that the proxy holders will not cast your votes for a nominee if you have instructed that votes be “WITHHELD” for that nominee.
     Voting on All Other Matters. Each share of common stock outstanding as of the close of business on the Record Date has one vote. You may vote “FOR,” “AGAINST” or “ABSTAIN” for any proposal other than a proposal relating to the election of directors. Except as otherwise required by law, our Articles of Incorporation or our Bylaws, the affirmative vote of a majority of shares present or represented by proxy and voting at our Annual Meeting is required for the approval of matters other than the election of directors. California state law also requires that the number of shares voting “FOR” any matter must equal at least a majority of the required quorum for the meeting.
     You may vote part of your shares “FOR” any proposal and refrain from voting your remaining shares or you may vote your remaining shares “AGAINST” the proposal. If you fail to specify the number of shares you are voting “FOR” a proposal, then we are allowed to assume that you are voting all of your shares “FOR” the proposal.
     Effect of Abstentions. Abstentions are included in determining the number of shares present and entitled to vote for purposes of determining the presence of a quorum. In the case of election of directors, however, your abstention will have no effect on the outcome on the election of directors.
     In general, abstentions are not counted either “FOR” or “AGAINST” a proposal being voted on. If, however, the number of abstentions is such that the “FOR” votes, while outnumbering the votes “AGAINST” the proposal, do not equal at least a majority of the quorum required for the meeting, the proposal will be defeated and, in this case, abstentions will have the same effect as a vote “AGAINST” the proposal.
     For example, if 60 percent of our outstanding shares are represented in person or by proxy at a meeting at which the required quorum is a majority of the outstanding shares, and the vote on a proposal is 30 percent in favor, 15 percent against and 15 percent abstaining, then the proposal will be adopted. However, if 21 percent vote in favor, 19 percent vote against and 20 percent abstain, then the proposal will be defeated because 21 percent does not represent a majority of the required quorum, even though the affirmative votes outnumber the negative votes.
     Effect of “Broker Non-Votes.” If you hold your shares at the account of a brokerage firm or bank, it is likely that your shares are held in “street name.” Shares that are held in “street name” are held in the name of the brokerage firm or bank or the name of a nominee. Brokers and nominees may exercise their voting discretion without receiving instructions from the beneficial owner of the shares on proposals that are deemed to be routine matters. Examples of routine matters include the election of directors when the candidates are unopposed and proposals to increase the number of authorized common shares that a company may issue. If a proposal is not a routine matter, the broker or nominee may not vote the shares with respect to the proposal without receiving instructions from the beneficial owner of the shares. If a broker turns in a proxy card expressly stating that the broker is not voting on a nonroutine matter, then such action is referred to as a “broker non-vote.”
     The cost of this solicitation will be borne by the Company. We have retained the services of Georgeson Shareholder to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders and soliciting votes. The estimated cost of such services is $2,000 plus out-of-pocket expenses. We may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners, although there are no formal agreements in place. Proxies may be solicited by our directors, officers and regular employees, without additional compensation.
     Voting Confidentiality. Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed except as required by law.
Deadline for Receipt of Shareholder Proposals
     Proposals of shareholders of Ixia which are intended to be presented by such shareholders at the Company’s annual meeting of shareholders to be held in 2008 (the “2008 Annual Meeting”) must be received by the Company no later than December 27, 2007 to be included in the proxy materials relating to that annual meeting. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the 2008 Annual Meeting, unless we receive written notice of such matters on or before February 25, 2008; provided, however, that if the date of the 2008 Annual Meeting is more than 30 days before or after the anniversary date of the 2007 Annual Meeting, we must receive written notice of such matters not later than the close of business on the 10th day following the day on which notice of the date of the 2008 Annual Meeting is mailed to shareholders or otherwise publicly disclosed. It is recommended that shareholders submitting proposals direct them to the Corporate Secretary of the Company by sending them by certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the 2007 Annual Meeting scheduled for May 25, 2007.

PROPOSAL 1 — ELECTION OF DIRECTORS
     Our Bylaws provide for Ixia’s Board of Directors to consist of from four to seven directors. The number of authorized directors is currently set at six. A board of six directors will therefore be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for our six nominees named below, all of whom currently serve as directors of Ixia and were previously elected by our shareholders.
     In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, your proxy will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in accordance with cumulative voting to assure the election of as many of the nominees listed in this proxy statement as possible and, in this event, the specific nominees to be voted for will be determined by the proxy holders. We do not expect that any of our six nominees will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of our shareholders and such time as his or her successor is duly elected and qualified or until his or her earlier resignation, removal or death.
Nominees
     The names of our nominees, and certain information about them as of April 1, 2007, are set forth below:

Name	Age	Position(s) with the Company	Director Since
Jean-Claude Asscher	78	Chairman of the Board	1997
Errol Ginsberg	51	Director, President and Chief Executive Officer	1997
Massoud Entekhabi	52	Director	2003
Jonathan Fram	50	Director	2005
Gail Hamilton	57	Director	2005
Jon F. Rager	67	Director	1997
     Mr. Asscher has been a director of the Company since May 1997 and has been Chairman of the Board since June 1997. He has been a principal shareholder of Techniques & Produits, S.A. (formerly Tekelec-Airtronic, S.A.), a French electronics company, since he founded that company in 1961, and he served as its President until 2003. Mr. Asscher currently serves as a director and is a shareholder of Airtek S.A., a Belgium holding company that acquired Martec S.A., a French electronics systems manufacturer, from Techniques & Produits, S.A. in 2003 and that is presently the principal shareholder of Temex S.A., a Europe-based electronic components manufacturer, Orolia, SA, a Europe-based electronic systems manufacturer, and Themis Computer, a provider of computers and systems solutions. Mr. Asscher also serves as Chairman Emeritus of the Board of Directors of Tekelec and on the boards of directors of several privately held technology companies.
     Mr. Ginsberg has served as the Company’s Chief Executive Officer since September 2000, as a director since May 1997 and as the Company’s President since June 1997.

     Mr. Entekhabi became a director of the Company in April 2003. Since January 2004, Mr. Entekhabi has served as Managing Director of Zenith Equity Partners, a private equity firm. From July 2000 until December 2003, Mr. Entekhabi served as Managing Director of TL Ventures, a venture capital firm. From 1973 until July 2000, Mr. Entekhabi was employed by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm (and its predecessor, Coopers & Lybrand LLP), where he was a partner from 1987 until July 2000. Mr. Entekhabi also serves as a member of the Board of Directors of Gmarket, Inc.
     Mr. Fram has been a director of the Company since July 2005. Since March 2006, Mr. Fram has served as Managing Partner of Maveron III LLC, a venture capital firm. From July 2005 until March 2006, Mr. Fram served as an Entrepreneur in Residence at Doll Capital Management, a venture capital firm. Mr. Fram served as Chief Executive Officer of Envivio, a provider of MPEG-4 broadcast and streaming solutions, from October 2001 until December 2003. Mr. Fram also serves as a member of the Board of Directors of Marchex, Inc.
     Ms. Hamilton has been a director of the Company since July 2005. From March 2000 until January 2005, Ms. Hamilton held various positions at Symantec Corporation, a provider of information security products, including Executive Vice President and General Manager, Global Services and Support from January 2004 until January 2005, Executive Vice President, Product Delivery and Response from April 2001 until December 2003, and Senior Vice President, Enterprise Solutions Division from March 2000 until April 2001. Ms. Hamilton also serves as a member of the Board of Directors of Open Text Corporation and of Washington Group International, Inc.
     Mr. Rager has been a director of the Company since May 1997 and served as the Company’s Chief Financial Officer from June 1997 to March 2000. From 1975 until his retirement in 2006, Mr. Rager was a practicing accountant with, and President of, RBDM Rager Meyer Accountancy Corporation (and its predecessors). Mr. Rager also serves as a member of the Board of Directors of Tekelec.
     There is no family relationship between any director or executive officer of the Company and any other director or executive officer of the Company.
Information Regarding our Board of Directors and its Committees
     Our Board of Directors held a total of ten meetings during 2006 and acted four times by unanimous written consent. The Board of Directors has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Strategic Planning Committee. During 2006, each of our directors, other than Mr. Asscher, attended at least 75% of all board meetings and meetings of Committees of which he or she was a member.
     We strongly encourage our Board members to attend our annual meetings of shareholders. All of our Board members attended our 2006 annual meeting of shareholders.
     Director Independence. Ixia’s directors meet the standards for director independence under listing standards established by The Nasdaq Stock Market (“Nasdaq”) and under the rules of the Securities and Exchange Commission (“SEC”). An “independent director” means a person other than an executive officer or employee of Ixia, or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. For a director to be considered independent and among other criteria, the Board must affirmatively determine that neither the director nor an immediate family member of the director has had any direct or indirect material relationship with Ixia within the last three years.
     The Board considered relationships, transactions and/or arrangements between the Company and each of the directors in determining whether he or she was independent. The Board has affirmatively determined that each member of the Board, other than Mr. Ginsberg, is an independent director under applicable Nasdaq listing standards and SEC rules. Mr. Ginsberg did not meet the independence standards because he is an officer and employee of Ixia.
     The non-employee directors meet regularly in executive sessions without the presence of Mr. Ginsberg or other members of Ixia’s management during regularly scheduled Board meetings and from time to time as they deem necessary or appropriate.
     Audit Committee. The current members of our Audit Committee are Messrs. Entekhabi and Rager (Chairman) and Ms. Hamilton. The Board has determined that each member of the Audit Committee is “independent” under current Nasdaq listing standards and SEC rules. In addition, the Board has determined that each member of the Audit Committee is financially literate for purposes of the Nasdaq listing standards, and that each of Messrs. Entekhabi and Rager qualifies as an audit committee financial expert within the meaning of applicable SEC regulations. During 2006, the Audit Committee met 26 times.
     The Audit Committee assists the Board in fulfilling its oversight responsibilities for financial matters. Specifically, the Audit Committee assists the Board in overseeing:
•	the integrity of our financial statements,

•	the qualifications and independence of our independent registered public accounting firm,

•	the performance of our independent registered public accounting firm,

•	the integrity of our systems of internal accounting and financial controls, and

•	our compliance with legal and regulatory requirements.
     The Audit Committee has sole authority for selecting, evaluating and, when appropriate, replacing our independent registered public accounting firm. The Committee meets privately, outside the presence of management, with our independent registered public accounting firm to discuss our internal accounting control policies and procedures. The Committee also reviews and approves in advance the services provided and fees charged by our independent registered public accounting firm.
     The Audit Committee operates pursuant to a written charter approved by the Board, a copy of which is attached as Appendix A to this proxy statement.

     Compensation Committee. The current members of our Compensation Committee are Messrs. Entekhabi (Chairman), Fram and Rager. The Board has determined that each member of the Compensation Committee is “independent” under current Nasdaq listing standards. During 2006, the Compensation Committee met 12 times and acted once by unanimous written consent.
     The Compensation Committee is responsible for overseeing and advising the Board with respect to our compensation and employee benefit plans and practices, including our executive compensation plans and our incentive compensation and equity-based plans other than our Amended and Restated Non-Employee Director Stock Option Plan. The Compensation Committee:
•	approves our employee bonus plans,

•	determines the compensation paid to our executive officers, including our President and Chief Executive Officer,

•	recommends to the Board the compensation paid to non-employee directors for Board and committee service, and

•	administers our Amended and Restated 1997 Equity Incentive Plan, including determining the persons to whom equity awards are granted and the terms of those awards.
     The Compensation Committee operates pursuant to a written charter approved by the Board, a copy of which is attached as Appendix B to this proxy statement.
     Nominating and Corporate Governance Committee. The current members of the Nominating and Corporate Governance Committee are Messrs. Entekhabi (Chairman) and Fram and Ms. Hamilton. The Nominating and Corporate Governance Committee met twice during 2006. The Nominating and Corporate Governance Committee also from time to time met informally to review Board and committee composition and related matters.
     The Nominating and Corporate Governance Committee is responsible for:
•	recommending to the Board individuals qualified to serve as directors and as members of committees of the Board,

•	advising the Board with respect to Board composition, procedures, committees and related matters,

•	developing and recommending to the Board, and advising the Board with respect to, Corporate Governance Guidelines applicable to the Company, and

•	overseeing the review and evaluation of the Board’s performance.
     The Nominating and Corporate Governance Committee is authorized to retain advisors and consultants but did not retain any such advisors or consultants during 2006. The Nominating and

Corporate Governance Committee operates pursuant to a written charter, a copy of which is attached as Appendix C to this proxy statement.
     The Nominating and Corporate Governance Committee recommends to the Board the slate of directors to be elected at our annual meetings of shareholders. The Nominating and Corporate Governance Committee considers candidates for director nominees recommended by our directors, officers and shareholders. The Nominating and Corporate Governance Committee discusses the required selection criteria and qualifications of director nominees based upon our company’s needs at the time nominees are considered. Although there are no stated minimum criteria for director nominees, in evaluating director candidates, the Nominating and Corporate Governance Committee considers factors that are in the best interests of our company and our shareholders, including, among others:
•	the knowledge, experience, integrity and judgment of possible candidates for nomination as directors,

•	the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which we desire to have represented on the Board, and

•	each candidate’s ability to devote sufficient time and effort to his or her duties as a director.
     If you wish to recommend a director candidate, please send the following information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Ixia, 26601 West Agoura Road, Calabasas, California 91302:
•	name of the candidate and a summary of the candidate’s background and qualifications,

•	contact information for the candidate and a document showing the candidate’s willingness to serve as a director if elected, and

•	a signed statement in which you give your current status as an Ixia shareholder and in which you indicate the number of shares of Ixia Common Stock that you beneficially own.
     The Nominating and Corporate Governance Committee makes a preliminary assessment of each proposed nominee based upon the candidate’s background and qualifications, an indication of the individual’s willingness to serve and other information. The Nominating and Corporate Governance Committee evaluates this information against the criteria described above and Ixia’s specific needs at that time. Based upon a preliminary assessment of the candidates, those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee determines which nominees to recommend to the Board to submit for election at the next annual meeting of shareholders. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

     Strategic Planning Committee. The Strategic Planning Committee, whose members are Messrs. Entekhabi, Fram, Ginsberg (ex officio) and Rager, and Ms. Hamilton, met twice during 2006. The Strategic Planning Committee was formed in September 2006 to assist and advise the Company’s management with respect to corporate development activities outside the ordinary course of the Company’s business and strategic alternatives under consideration from time to time by the Company.
Compensation of Directors
     The following table shows compensation information for Ixia’s directors for 2006:
Director Compensation for 2006

	Fees Earned or	Option
	Paid in Cash	Awards	Total
Name	($)	($) (1) (2) (3)	($)
Jean-Claude Asscher	$65,000	$58,255	$123,255
Massoud Entekhabi	110,000	58,255	168,255
Jonathan Fram	60,000	176,880	236,880
Gail Hamilton	86,500	176,880	263,380
Jon F. Rager	108,250	58,255	166,505

(1)	The amounts shown in this column do not reflect compensation actually received by the directors. The amounts shown reflect the compensation expense recognized in our consolidated financial statements for 2006 as determined in accordance with the Statement of Financial Accounting Standards No. 123 (revised 2004) “Share-Based Payments” (“SFAS 123R”). Pursuant to SEC rules, these amounts are not reduced by an estimate of forfeiture probability. The assumptions used to calculate the annual compensation expense associated with these option awards are described in Note 8 to the Company’s Consolidated Financial Statements for the year ended December 31, 2006 included in our Annual Report on Form 10-K for 2006 as filed with the SEC on March 16, 2007. The amounts recognized in 2006 as annual compensation expense reflect compensation expense attributable to stock options granted to the directors in 2005 and 2006 under our Director Plan.

(2)	As of the grant date (May 10, 2006), the fair value of the options to purchase 10,000 shares of Ixia Common Stock granted to each of the directors in 2006 was $287,625. The grant date fair value was computed in accordance with SFAS 123R.

(3)	As of December 31, 2006, the directors held options granted under our Director Plan (and, in the case of Mr. Entekhabi, additional options granted to him in connection with his initial appointment to the Board in 2003) to purchase the following aggregate numbers of shares of our Common Stock: Mr. Asscher – 45,000 shares; Mr. Entekhabi – 65,000 shares; Mr. Fram – 44,166 shares; Ms. Hamilton – 44,166 shares; and Mr. Rager – 45,000 shares.

     Until July 1, 2006, we paid to each non-employee director an annual retainer of $30,000 (except the Chairman of the Board who was paid $42,000), to each member of the Audit Committee an annual retainer of $12,000 (except the Chairman of the Audit Committee who was paid $22,000), to each member of the Compensation Committee an annual retainer of $12,000 (except the Chairman of the Compensation Committee who was paid $17,000) and to each member of the Nominating and Corporate Governance Committee an annual retainer of $5,000 (except the Chairman of the Nominating and Corporate Governance Committee who was paid $10,000). Effective July 1, 2006, we pay to each non-employee director an annual retainer of $35,000 (except the Chairman of the Board who is paid $47,000), to each member of the Audit Committee an annual retainer of $10,000 (except the Chairman of the Audit Committee who is paid $20,000), to each member of the Compensation Committee an annual retainer of $9,000 (except the Chairman of the Compensation Committee who is paid $12,000) and to each member of the Nominating and Corporate Governance Committee an annual retainer of $5,000 (except the Chairman of the Nominating and Corporate Governance Committee who is paid $7,000). Effective September 13, 2006, upon the formation of the Strategic Planning Committee, we pay to each member of the Committee an annual retainer of $5,000. We also pay each non-employee director a fee for each meeting attended as follows: Board of Directors – $2,000, Audit Committee – $1,500, Compensation Committee – $1,000, Nominating and Corporate Governance Committee – $1,000, Strategic Planning Committee – $1,000.
     The total amount of cash compensation paid to all non-employee directors for 2006 was $429,750. We also reimburse all directors for reasonable expenses incurred in connection with attending Board and Committee meetings.
     Directors who are not Ixia employees are ineligible to participate in our equity incentive plans for employees. Under our Amended and Restated Non-Employee Director Stock Option Plan (the “Director Plan”), each non-employee director re-elected at an annual meeting of our shareholders automatically receives an option to purchase 10,000 shares of our Common Stock. Each non-employee director also automatically receives, upon his or her initial election or appointment to the Board, an option to purchase a number of shares equal to the sum of (a) 25,000, plus (b) 10,000, if the director is initially elected at an annual meeting of our shareholders, or a pro rata portion of 10,000 if the director is initially elected or appointed on a date other than the date of an annual meeting. Options granted under the Director Plan have an exercise price equal to the closing sales price of our Common Stock on the date of grant and vest and become exercisable in four equal quarterly installments (or eight equal quarterly installments in the case of options granted upon initial election or appointment to the Board) as long as the holder remains a non-employee director. Each vested installment of the options terminates four years after vesting.
     In accordance with the terms of the Director Plan, each of Messrs. Asscher, Entekhabi, Fram and Rager and Ms. Hamilton was granted an option to purchase 10,000 shares of our Common Stock upon re-election as a director at our 2006 annual meeting of shareholders. These options have an exercise price equal to $11.41 per share. Upon their re-election to the Board at the Annual Meeting, each of Messrs. Asscher, Entekhabi, Fram and Rager and Ms. Hamilton will automatically be granted options to purchase 10,000 shares of our Common Stock with an exercise price equal to the closing sales price of our Common Stock on that date; provided, however, that if at the Annual Meeting our shareholders approve the proposed amendment to our Director Plan, our non-employee directors would not receive the options and would instead each receive 4,000 restricted stock units (“RSUs”) on the date of the Annual Meeting. The RSUs would vest in four equal quarterly installments. If the amendment is approved, then directors who in the future are elected or appointed to our Board for the first time would receive 14,000 RSUs if they are elected or appointed on the date of an annual meeting of shareholders. If they join our Board on any date other than the date of an annual meeting, they will receive a number of RSUs equal to 10,000 plus a pro rata portion of 4,000 based on the number of months that have elapsed since our most recent annual meeting of shareholders. The RSUs would vest over eight calendar quarters and would be in lieu of the options currently issuable to our directors upon joining our Board. Please see “Proposal 2 – Approval of Amendment to the Company’s Amended and Restated Director Stock Option Plan” below for information regarding the proposed amendment to our Director Plan.
Shareholder Communications with the Board of Directors
     We have implemented a process by which our shareholders may send written communications to the Board’s attention. Any shareholder wishing to communicate with the Board, any of its Committees or one or more of its individual directors, may do so by sending a letter addressed to the Ixia Board of Directors, the particular Committee or the individual director(s), c/o Corporate Secretary, Ixia, 26601 West Agoura Road, Calabasas, California 91302. We have instructed the Corporate Secretary to promptly forward all communications so received directly to the full Board, the Committee or the individual Board member(s) specifically addressed in the communication.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
     The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in such filing.
     All directors who are members of the Audit Committee are independent under current Nasdaq listing standards and meet applicable financial experience requirements. The duties, responsibilities and operation of the Audit Committee are governed by a charter, a copy of which is attached as Appendix A to this proxy statement.
     The Audit Committee is responsible for overseeing management’s financial reporting practices and internal controls. Our management has the primary responsibility for Ixia’s financial statements and the financial reporting process, including internal controls, and is responsible for reporting on the effectiveness of our internal control over financial reporting. Our management is responsible for the preparation and integrity of our financial statements and financial reporting and control processes and procedures, including our system of internal control over financial reporting and our disclosure controls and procedures. PricewaterhouseCoopers LLP, our independent registered public accounting firm, is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. In addition, PricewaterhouseCoopers LLP is responsible for expressing opinions on management’s assessment of the effectiveness of our internal control over financial reporting and our maintenance of effective internal control over financial reporting.

     In the performance of our oversight function, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with our management and PricewaterhouseCoopers LLP. We discussed with our management and with PricewaterhouseCoopers LLP their judgments as to both the quality and the acceptability of our accounting principles, the reasonableness of significant judgments reflected in the financial statements and the clarity of the disclosures in the financial statements. During 2006, the Audit Committee also monitored the progress and results of the testing pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 of our internal control over financial reporting. As part of our oversight responsibilities, the Audit Committee met periodically with Ixia’s internal auditor and independent registered accounting firm, separately and together and with and without management present, to discuss the adequacy and effectiveness of Ixia’s internal control over financial reporting and the quality of the financial reporting process.
     In 2006, the Audit Committee also oversaw and monitored management’s conduct of an internal accounting review related to revenue recognition with respect to Ixia’s software upgrade and support practices and the resulting restatement of Ixia’s previously reported financial results for the quarters ended March 31, 2006 and June 30, 2006 and for the other prior periods included in the amended reports filed by Ixia with the SEC in February 2007. During the course of the review and restatement process, the Committee members held 17 meetings during 2006 and participated in numerous additional working sessions and informal telephonic and face-to-face meetings.
     The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement of Auditing Standards No. 61, Communication with Audit Committees, as currently in effect, including, among other items, matters related to the conduct by the independent registered public accounting firm of the audit of Ixia’s consolidated financial statements. We have also discussed with PricewaterhouseCoopers LLP the other matters that are required to be discussed by an independent registered public accounting firm with an audit committee under the standards of the Public Company Accounting Oversight Board. We have also received the written disclosures and correspondence from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and have discussed with PricewaterhouseCoopers LLP matters relating to its independence from Ixia.
     Our management and PricewaterhouseCoopers LLP have more resources and time, and more detailed knowledge and information regarding our accounting, auditing, internal control and financial reporting practices, than we do. The members of the Audit Committee rely without independent verification on the information provided to us and on the representations made by management and by PricewaterhouseCoopers LLP. Accordingly, our oversight does not provide an independent basis to determine that Ixia’s management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions referred to above do not assure that the audit of Ixia’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in conformity with generally accepted accounting principles, or that PricewaterhouseCoopers LLP is in fact “independent.”

     Based upon the review and discussions described in this report, and subject to the limitations on our role and responsibilities described above and in our Charter, we recommended to the Board of Directors that Ixia’s audited consolidated financial statements be included in Ixia’s Annual Report on Form 10-K for the year ended December 31, 2006 as filed with the SEC in March 2007.
AUDIT COMMITTEE
Jon F. Rager, Chairman
Massoud Entekhabi
Gail Hamilton

COMMON STOCK OWNERSHIP OF
PRINCIPAL SHAREHOLDERS AND MANAGEMENT
     The following table summarizes information regarding beneficial ownership of our Common Stock as of April 1, 2007, by: (a) each person who is known to own beneficially more than 5% of the outstanding shares of our Common Stock, (b) each of our directors, (c) each of the executive officers named in the Summary Compensation Table below, and (d) all of our current directors and executive officers as a group:

Name of Beneficial Owner	Shares Beneficially Owned(1)		Percent of Class
Compagnie Fiduciaire Trustees Limited, as trustee of the Capital Group Trust(2) P.O. Box 801 Victoria Chambers 1-3 Esplanade St. Helier, Jersey JE4 0SZ Channel Islands	23,967,000		35.5%

Errol Ginsberg c/o Ixia 26601 W. Agoura Road Calabasas, California 91302	4,952,701	(3)	7.3

Franklin Resources, Inc. One Franklin Parkway San Mateo, California 94403	4,165,435	(4)	6.2

David Anderson	565,681	(5)	*

Jon F. Rager	485,000	(6)	*

Thomas B. Miller	395,413	(7)	*

Robert W. Bass	267,115	(8)	*

Massoud Entekhabi	69,500	(9)	*

Victor Alston	51,024	(10)	*

Jean-Claude Asscher	45,000	(11)	*

Jonathan Fram	39,895	(12)	*

Gail Hamilton	39,895	(13)	*

Executive officers and directors as a group (12 persons)	7,053,600	(14)	10.2

*	Less than one percent.

(1)	Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.
(footnotes continue on next page)

(2)	The record owner of these shares is Technology Capital Group S.A., an investment company organized under the laws of Luxembourg (“TCG”). Compagnie Fiduciaire Trustees Limited, as trustee of the Capital Group Trust, is the principal beneficial owner of TCG.

(3)	Includes 4,708,951 shares held by the Errol Ginsberg and Annette R. Michelson Family Trust, of which Mr. Ginsberg and Annette R. Michelson are trustees and as to which shares they share voting and investment power. Ms. Michelson is the wife of Mr. Ginsberg. Also includes 243,750 shares subject to options held by Mr. Ginsberg which are exercisable or become exercisable within 60 days after April 1, 2007.

(4)	Based on a Schedule 13G dated February 1, 2007 filed on behalf of Franklin Resources, Inc. (“FRI”), Charles B. Johnson and Rupert H. Johnson, Jr. wherein they report that they may be deemed to beneficially own such shares which are held by persons or entities for whom or for which FRI provides investment management services. Charles B. Johnson and Rupert H. Johnson, Jr. report that they are the principal stockholders of FRI. Each of FRI, Charles B. Johnson and Rupert H. Johnson, Jr. disclaims beneficial ownership of such shares.

(5)	Includes 561,750 shares subject to options held by Mr. Anderson which are exercisable or become exercisable within 60 days after April 1, 2007.

(6)	Includes 440,000 shares held by the Rager Family Trust, of which Mr. Rager and his wife are trustees and as to which shares they share voting and investment power. Also includes 45,000 shares subject to options held by Mr. Rager which are exercisable or become exercisable within 60 days after April 1, 2007.

(7)	Includes 389,056 shares subject to options held by Mr. Miller which are exercisable or become exercisable within 60 days after April 1, 2007.

(8)	Includes 265,208 shares subject to options and warrants held by Mr. Bass which are exercisable or become exercisable within 60 days after April 1, 2007.

(9)	Includes 1,500 shares held by Mr. Entekhabi as custodian for his adult child and as to which shares Mr. Entekhabi has sole voting and investment power. Also includes 65,000 shares subject to options held by Mr. Entekhabi which are exercisable or become exercisable within 60 days after April 1, 2007.

(10)	Includes 41,260 shares subject to options held by Mr. Alston which are exercisable or become exercisable within 60 days after April 1, 2007 and 8,281 shares subject to restricted stock units which vest within 60 days after April 1, 2007.

(11)	Represents 45,000 shares subject to options held by Mr. Asscher which are exercisable or become exercisable within 60 days after April 1, 2007.

(12)	Represents 39,895 shares subject to options held by Mr. Fram which are exercisable or become exercisable within 60 days after April 1, 2007.

(13)	Represents 39,895 shares subject to options held by Ms. Hamilton which are exercisable or become exercisable within 60 days after April 1, 2007.

(14)	Includes 1,879,607 shares subject to options, warrants and restricted stock units held by current officers and directors as a group which are exercisable or become exercisable within 60 days after April 1, 2007.

EXECUTIVE OFFICERS
     Our executive officers and certain information about them as of April 1, 2007 are described below:

Name	Age	Position(s)
Errol Ginsberg	51	President, Chief Executive Officer and Director
Victor Alston	35	Vice President, Engineering
David Anderson	51	Senior Vice President, Worldwide Sales and Business Development Operations
Robert W. Bass	61	Executive Vice President, Operations
Walker H. Colston, II	46	Vice President, Engineering Operations
Cliff Hannel	45	Vice President, Acquisitions and Strategy
Thomas B. Miller	51	Chief Financial Officer
     The Board appoints our officers, who then serve at the discretion of the Board. For information concerning Mr. Ginsberg, see “Election of Directors — Nominees” above.
     Mr. Alston joined the Company as Vice President, Application Development in August 2004. He assumed his present position of Vice President, Engineering in April 2006 and was appointed as an executive officer in June 2006. From January 2000 until August 2004, Mr. Alston served as a Director of Engineering of SAP, AG, a provider of business software.
     Mr. Anderson joined the Company as Vice President, Business Development in August 2001. He assumed his present position as Senior Vice President, Worldwide Sales and Business Development Operations in October 2001.
     Mr. Bass joined the Company as Executive Vice President, Operations in March 2003. From August 2000 until March 2003, he served as a director of the Company. From March 2001 until June 2002, Mr. Bass served as General Manager, Mobile Communications Division, of Intel.
     Mr. Colston joined the Company as Vice President, Engineering Operations in June 2003 and was appointed as an executive officer in June 2006. From March 2002 until June 2003, Mr. Colston was self-employed as a technology consultant, and from December 2002 until June 2003, he also served as Vice President, Engineering of Minerva Medical Solutions, a provider of medical records technology.
     Mr. Hannel joined the Company as Senior Director of Engineering in May 2000 and became Vice President, Engineering in February 2001. He was appointed Vice President, Business Development in August 2004 and assumed his present position as Vice President, Acquisitions and Strategy in March 2005.
     Mr. Miller has served as Chief Financial Officer of the Company since March 2000. From March 1997 to October 1999, Mr. Miller was employed by CoCensys, a biotechnology research and development company where he served as Director of Finance and Controller.

COMPENSATION DISCUSSION AND ANALYSIS
Overview
     Our Board of Directors has delegated to our Compensation Committee the responsibility for determining, administering and overseeing the compensation program for our executive officers, including our compensation and benefit plans and practices. Under our Compensation Committee Charter, our Compensation Committee is responsible for approving the base salaries and the other terms and provisions of each officer’s employment with the Company, approving our non-equity based incentive plans, recommending to our Board of Directors the terms of our equity-based incentive plans and severance plans, and administering our equity incentive plans and approving the equity incentive grants thereunder to our employees, including executive officers. Our Compensation Committee periodically reports to our Board on executive officer compensation matters, and Board members, including our President and Chief Executive Officer, when appropriate, are invited from time to time to attend Compensation Committee meetings. A copy of our Compensation Committee Charter is attached as Appendix B to this Proxy Statement.
     The members of our Compensation Committee currently are Messrs. Entekhabi (Chair), Fram and Rager, all of whom qualify as independent directors under the listing standards of The Nasdaq Stock Market and satisfy applicable standards of independence under federal securities and tax laws. Although Mr. Ginsberg is a member of our Board of Directors, he does not participate in any discussions or decisions of our Board or Compensation Committee regarding the setting of his salary, the award of any bonus or the grant of any equity incentive to him or other compensation matters that may directly affect him. Mr. Ginsberg does participate in discussions and decisions of the Board, and in discussions with the Compensation Committee, and makes recommendations with respect to the compensation of executive officers other than himself.
     The principal objectives of the compensation program for our executive officers are:
•	to attract, motivate and retain highly qualified, experienced individuals to manage and lead our Company and to offer these individuals competitive compensation packages,

•	to link their short-term cash incentives to the achievement of measurable financial performance goals,

•	to link their long-term incentives to our stock price performance, and

•	to reward our executives for creating shareholder value.
     In carrying out its duties and responsibilities, our Compensation Committee has the authority in its discretion to retain independent compensation consultants and outside advisors to assist the Committee. In determining the 2006 compensation program for our executive officers, our Compensation Committee considered the compensation practices of similarly sized technology companies, consulted with independent compensation consultants who furnished our Compensation Committee with executive compensation data and considered third party compensation survey information (e.g., the Radford Executive Survey for 2006).
     In 2006, our Compensation Committee retained Mercer Human Resource Consulting to advise the Committee on certain executive compensation matters, including a review of the

Company’s equity incentive programs and practices. As a result of this review, the Compensation Committee modified certain of the Committee’s equity grant practices and commenced granting restricted stock units (in addition to stock options), as performance incentives under the Company’s Amended and Restated 1997 Equity Incentive Plan (the “1997 Plan”).
     Our Compensation Committee on occasion meets with our President and Chief Executive Officer and other members of management to discuss and obtain recommendations with respect to our Company’s compensation practices and programs for its officers and employees, but the Committee does not discuss with him matters affecting his own compensation. Although our management may make recommendations and proposals to the Compensation Committee for its consideration with respect to the base salaries, short-term incentives, long-term equity incentives, severance benefits and other benefits for our executives, our Compensation Committee is not bound by and does not always accept management’s recommendations and proposals. Our Compensation Committee from time to time also seeks the advice of its independent compensation consultants with respect to management proposals.
     The principal components of our executive compensation program are:
•	base salary,

•	short-term or annual incentives in the form of cash bonuses,

•	long-term equity incentives,

•	severance and change in control benefits, and

•	other benefits.
     Our executive compensation program incorporates these components because our Compensation Committee considers the combination of these components to be necessary and effective in order to provide a competitive total compensation package to our executive officers and to meet the principal objectives of our executive compensation program.
     The market for talented, qualified and experienced executives is intensely competitive. We seek to hire only highly qualified executives to manage our Company. Our philosophy is to provide a total compensation program to our executive officers that is attractive and competitive overall with the compensation programs offered to executives at the companies with whom we compete for executive talent. Our Compensation Committee believes that the elements of our executive compensation program are individually and in the aggregate generally competitive with the compensation programs of those companies with whom we compete for executive talent.
Base Salaries
     Our Compensation Committee is responsible for setting and approving base salaries for all executive officers. Our Compensation Committee views base salaries as an opportunity for executive officers to earn a portion of their cash compensation for the services they perform that is not subject to the risk of the Company’s financial performance.
     In determining base salaries (including any subsequent adjustments thereto), our Compensation Committee reviews each executive officer’s base salary (or salary history in the case of new hires) and considers base salary and other compensation information for comparable companies in the test and performance analysis equipment industry in general that is available from compensation surveys and various other sources. Our Compensation Committee also takes into account each officer’s position, scope of responsibilities, experience, qualifications, skills and individual contributions and performance, the other components of an officer’s compensation package, internal pay equity and competitive conditions and considers our financial results and condition as well as our growth in revenues and earnings. Due to the highly competitive nature of the test and performance analysis equipment industry, our Compensation Committee believes that base salaries at the competitive median are generally necessary and appropriate to attract and retain qualified executive officers.
     Our Compensation Committee annually reviews and adjusts, as it deems appropriate and typically in the second quarter, the base salaries of our executive officers in order to align salaries with market levels and, in so doing, takes into account the same factors we consider in setting an executive officer’s base salary. Effective January 1, 2006, our Compensation Committee increased the base salaries payable to the Company’s executive officers by percentages ranging from 0% to 23%. For 2006, our Compensation Committee approved base salaries payable to our named executive officers of $363,825, $235,935, $250,000, $237,038, and $219,555 for Messrs. Ginsberg, Miller, Anderson, Bass and Alston, respectively, which, other than for Mr. Anderson, reflected a 5% increase over these officers’ 2005 base salaries. Based on its assessment that Mr. Anderson’s 2005 base salary when considered together with his sales commission opportunity continued to represent a competitive base salary for 2006 and its belief that Mr. Anderson’s annual sales commissions should represent a significant portion of his overall cash compensation, our Compensation Committee did not increase Mr. Anderson’s base salary from its 2005 level.
Cash Bonuses
     Our Compensation Committee believes that a significant portion of each executive officer’s annual compensation should be paid in the form of cash bonuses that are directly tied to our achievement of financial performance goals and that vary in amount based on the officer’s position and responsibilities with the Company. Generally, the higher the level of responsibility that an executive officer has within the Company, the greater the percentage of the officer’s target total cash compensation that consists of an opportunity to earn incentive cash bonuses.
     For 2006, our Compensation Committee approved an officer bonus plan (the “2006 Bonus Plan”) under which our executive officers could earn cash bonuses based on the degree to which the Company achieved annual revenue and operating income goals for 2006 which were approved by the Committee and our Board of Directors. Our Compensation Committee believes that financial performance-based bonus plans motivate our officers to achieve our Company’s business and financial goals. Under the terms of the 2006 Bonus Plan, each of our named executive officers who was employed by us at December 31, 2006, was eligible to receive a cash bonus equal to a percentage depending on the officer’s title (from a minimum of 10% and up to a maximum of 160%, in the case of the Company’s Chief Executive Officer, and a minimum of 5% up to a maximum of 80%, in the case of the other executive officers) of his base salary based on the Company’s financial performance as measured by the degree to which the Company attained the pre-set revenue and operating income goals for 2006. Bonuses would only be paid if our annual revenue or operating income for 2006 met or exceeded the minimum revenue or operating income goals and would be calculated in a manner prescribed by our 2006 Bonus Plan. In addition, our Compensation Committee has the discretion to award discretionary bonuses on a selective basis under the 2006 Bonus Plan in order to recognize individual contributions or achievements, provided that the payment of any discretionary bonuses did not materially adversely affect the Company’s financial results.
     For 2006, the Company did not achieve either the minimum annual revenue or minimum operating income targets established under our 2006 Bonus Plan. As a result, none of our executive officers earned a performance-based bonus under our 2006 Bonus Plan. In recognition, however, of the individual contributions of certain of our executive officers in 2006, our Compensation Committee awarded discretionary bonuses ranging from $25,000 to $50,000 to certain executive officers, including awards of $50,000 to each of Mr. Bass and Mr. Alston.
Long-Term Equity Incentives
     Long-term equity incentives are key components of our executive compensation program. Our Compensation Committee believes that equity incentives help to provide a necessary balance to the cash compensation components of our executive compensation program because equity incentives create an incentive for our management team to preserve and increase shareholder value and encourage executive officer retention, while base salaries and cash bonuses typically focus on short-term compensation and performance.
     Our Board of Directors has delegated to our Compensation Committee the authority for administering our 1997 Plan and for granting and determining the terms of equity incentives awarded to our employees under the 1997 Plan. Under the terms of our 1997 Plan, our Compensation Committee is authorized to grant equity incentives in the form of stock options (typically non-statutory stock options (“NSOs”)), restricted stock units (“RSUs”) and restricted stock. Our Compensation Committee views the award of equity incentives as an effective, valuable and necessary means and incentive to attract and retain key employees whose services are necessary for our future success, to align their interests with the long-term interests of our shareholders by rewarding performance that enhances shareholder value and to further motivate them to create long-term shareholder value. Our Compensation Committee reviews and considers recommendations in appropriate circumstances by the Company’s President and Chief Executive Officer with regard to the grant of equity incentives to executive officers (other than the President and Chief Executive Officer) and other key employees whose contributions and skills are important to our long-term success.
     We have historically used stock options as our principal equity incentive vehicle, both to attract new employees and to reward key employees for their contributions to the Company, because stock options provided a relatively straightforward incentive and, prior to the adoption of SFAS 123R, resulted in more favorable accounting treatment to us relative to other forms of equity compensation. Commencing in 2006, our Compensation Committee changed our equity incentive grant practices in order to, among other things, reduce both the number of shares awarded per equity incentive grant for each employee classification and the corresponding compensation expense that we are required to recognize for financial accounting purposes under SFAS 123R. Although during 2006 we continued to grant stock options to new employees, we also began awarding RSUs as performance grants to our executive officers and other employees. These changes also enabled us to reduce the annual utilization rate of shares available for issuance under our 1997 Plan and to moderate the growth of our equity incentive overhang (i.e., the ratio of outstanding equity incentives to the outstanding shares of our Common Stock). We continue to evaluate the appropriate use and composition of long-term equity incentives in light of the Company’s compensation philosophy.
     Each officer typically receives a grant of either stock options or, commencing in 2007, RSUs upon first joining the Company and thereafter is eligible periodically to receive additional equity incentives. In determining the size and other terms of an initial or subsequent performance equity incentive grant to an executive officer, the Compensation Committee considers a number of factors, including the officer’s position and responsibilities, relative equity in compensation among our executive officers, the retention value of unvested equity incentive grants, promotions, individual performance, salary, previous equity incentive grants (if any) and length of service to the Company. The Compensation Committee from time to time also awards stock options or other equity incentives on a selective basis to executive officers in order to recognize their individual achievements and contributions, a promotion or a significant change in job responsibilities or to encourage retention.
     NSOs and RSUs (other than new hire grants) generally vest in equal installments over three to four years, as long as the holder remains an employee of the Company, and therefore encourage the holder to remain an employee of the Company. New hire grants for officers typically vest (subject to continuation of employment) to the extent of 25% after one year of employment and as to the remaining 75% in equal quarterly installments over the next three years. NSO installments typically expire four years after vesting. The effective date of a grant is always no earlier than the date on which our Compensation Committee approves the grant. Based on an internal review of our equity incentive grant date practices conducted in 2006, we confirmed that there were no instances where equity incentive grants to our employees were backdated or otherwise not properly granted. Upon vesting, RSUs are settled by delivery to the holder of shares of our Common Stock. To date, the Compensation Committee has not awarded any shares of restricted stock under the 1997 Plan.
     In 2006, our Compensation Committee did not grant any NSOs or RSUs to any executive officers other than an award of 12,500 RSUs to Mr. Alston in June 2006 in connection with his promotion to Vice President, Engineering and his assumption of greater job responsibilities in the Engineering Department.
     In April 2007, our Compensation Committee granted a total of 60,000 RSUs to two executive officers (of which 30,000 RSUs were granted to Mr. Alston) in recognition of these officers’ individual contributions to the Company and their assumption of greater responsibilities in the Company. These RSUs vest as to 25% of the covered shares in May 2007 and as to the remaining 75% in equal quarterly installments over three years commencing in August 2007.
     Historically, our Compensation Committee has generally not conditioned the vesting of equity incentives on the achievement of financial or operational goals or individual performance objectives. We expect that our Compensation Committee in the future will consider increasing the use of performance-based vesting under appropriate circumstances in connection with the award of equity incentives to our executive officers.

Severance and Change in Control Benefits
     Our executive officers are eligible to receive severance compensation and benefits under severance and change in control provisions contained in our Officer Severance Plan if their employment is terminated under certain conditions. We believe that these provisions promote the ability of our executive officers to act in the best interests of our Company and its shareholders in the event that a hostile or friendly change in control is under consideration without their being unduly influenced by personal considerations, such as fear of losing their jobs as a result of a change in control. We also believe that these provisions provide appropriate severance compensation and benefits to our executive officers if they are terminated without cause or terminate their employment for good reason.
     Under the Severance Plan, our executive officers are entitled to receive severance compensation and benefits following a termination of their employment, if such termination is non-temporary, involuntary and without cause. In addition, if there is a change in control in the Company, an eligible officer will receive benefits under the Severance Plan if the officer resigns for any reason within one year following the change in control or for “good reason” (which includes, for example, the assignment to the officer of duties significantly inconsistent with his or her prior position or a reduction in his or her compensation or benefits) within two years following the change in control. As a condition of receiving severance benefits, an officer who is entitled to receive benefits under our Severance Plan must sign a severance agreement that includes, among other provisions, a release of claims he or she may have against us and post-termination non-solicitation, non-disparagement and non-compete provisions.
     In addition to the other benefits that an executive officer may be entitled to receive upon termination of his or her employment in connection with or following a change in control, an eligible officer’s equity incentives will vest to the extent then unvested and will be exercisable for one year following the termination of such officer’s employment with the Company or a surviving corporation, as the case may be, if, in connection with a change in control (or within two years thereafter with respect to (b) and (c) below), such officer (a) is not offered employment by the surviving corporation on terms and conditions generally no less favorable to the officer than the terms and conditions of his or her employment with the Company in effect immediately prior to the change in control; (b) is terminated without cause by the Company or the surviving corporation; or (c) resigns for “good reason” from the Company or the surviving corporation.
     The following named executive officers currently qualify as eligible officers for purposes of our Severance Plan: Messrs. Ginsberg, Miller, Anderson, Bass and Alston. Each officer is entitled to severance pay based on a formula that takes into account his highest annual compensation (i.e., base salary plus bonus), the number of years employed by us and the highest office attained prior to termination. Based on these factors, the amounts that would be payable under our Severance Plan to Messrs. Ginsberg, Miller, Anderson, Bass and Alston if their employment were terminated as of December 31, 2006 under circumstances entitling them to severance benefits under the Severance Plan would be approximately $2,137,400, $483,700, $660,300, $364,900 and $152,300, respectively. Severance benefits also include continuation, at our expense, of health care insurance and term life insurance for a period of 18 months following termination of employment.

     Under Section 280G of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), an employer will lose a deduction for tax purposes with respect to a “parachute payment” payable upon a change in the employer’s control or ownership and a 20% excise tax will be imposed on the recipient of a parachute payment. A parachute payment is generally defined as any payment in the nature of compensation paid to an officer or highly compensated individual which is contingent on a change in control or ownership, provided that the aggregate value of all such payments is at least three times the recipient’s base amount (i.e., the recipient’s average taxable compensation for the five years prior to the year in which the change in control occurs). In the event that an officer’s severance benefits upon termination will exceed three times the officer’s base compensation for purposes of Section 280G of the Internal Revenue Code, then the benefits payable to the officer under our Severance Plan will automatically be reduced by the minimum amount necessary to ensure that the benefits do not constitute a parachute payment under Section 280G.
Benefits
     We currently provide the following benefits to our executive officers generally on the same basis as these benefits are provided to all of our employees:
•	401(k) Plan

•	Health and dental insurance

•	Life insurance

•	Short- and long-term disability

•	Vacation

•	Opportunity to participate in our Employee Stock Purchase Plan (under which shares of our Common Stock can be purchased at a discount)
     The main objectives of our benefits program are to provide our employees with access to quality healthcare, insurance for protection from unforeseen events and an opportunity to save for retirement. We believe that these benefits enhance employee productivity and loyalty and overall are consistent with the benefits offered by other companies with whom we compete for executive officers. In addition, we pay relocation benefits to our executive officers when appropriate and also pay the monthly lease payments of $1,656 for a car that is used by our President and Chief Executive Officer for both business and personal use.
Deductibility of Compensation
     Under Section 162(m) of the Internal Revenue Code, a publicly held corporation such as the Company will generally not be allowed a federal income tax deduction for otherwise deductible compensation paid to named executive officers to the extent that compensation paid to a particular officer is not performance-based and exceeds $1 million in any fiscal year.
     Qualifying performance-based compensation, including compensation attributable to the issuance or exercise of equity incentives, such as nonstatutory stock options (or any other equity-based instrument for which the amount of compensation received is dependent solely on an increase in the value of common stock after the date of grant), will not be subject to the deductibility limitation if certain conditions are met. The issuance or vesting of restricted stock units or restricted stock will not be exempt from this limitation.
     The base salaries, cash bonuses and incentive components (other than stock options granted under our equity-based incentive plans) of our executive compensation program generally do not constitute qualifying performance-based compensation for purposes of Section 162(m). The deductibility of compensation, however, is not the sole factor considered by our Board of Directors or Compensation Committee in establishing appropriate levels of compensation or structuring incentive programs. Accordingly, there may be circumstances from time to time, where a named executive officer’s compensation may exceed the amount that is deductible under Section 162(m), and our Board of Directors and Compensation Committee may nonetheless elect to provide the compensation in order to achieve our compensation objectives. For 2006, there were no executive officers to whom the compensation paid exceeded the amount that is deductible under Section 162(m).

EXECUTIVE COMPENSATION AND OTHER INFORMATION
     The following table summarizes information for the year ended December 31, 2006 about compensation earned for services performed in all capacities for Ixia and its subsidiaries by our President and Chief Executive Officer, our Chief Financial Officer and each of the Company’s other three most highly compensated executive officers serving at December 31, 2006. The individuals listed below are referred to as the “named executive officers.”
Summary Compensation Table

						Non Equity
				Stock	Option	Incentive Plan	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Compensation
Position	Year	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)(6)	Total ($)
Errol Ginsberg President and Chief Executive Officer	2006	$363,162	—	—	$254,848	—	$16,800 (7)	$634,810

Thomas B. Miller Chief Financial Officer	2006	235,935	—	—	145,210	—	2,500	383,645

David Anderson Senior Vice President, Worldwide Sales and Business Development Operations	2006	473,696 (8)	—	—	121,552	—	—	595,248

Robert W. Bass Executive Vice President, Operations	2006	237,038	$50,000	—	193,198	—	2,500	482,736

Victor Alston Vice President, Engineering(9)	2006	219,559	50,000	$54,667	140,115	—	2,500	466,841

(1)	Includes amounts, if any, deferred at the election of the named executive officer under our 401(k) Plan.

(2)	The bonus amount shown for the named executive officer represents a discretionary bonus awarded in recognition of the Company’s financial performance during 2006 and in recognition of the officer’s contributions to the success of the Company in 2006.

(3)	The stock award shown in this column consists of an award of restricted stock units and does not reflect compensation actually received by the named executive officer. The amount shown is the amount of annual compensation expense recognized by Ixia in its 2006 Consolidated Financial Statements resulting from the award of the restricted stock units in 2006 as determined in accordance with SFAS 123R. Pursuant to SEC rules, this amount is not reduced by an estimate of forfeiture probability. The assumptions used to calculate compensation expense are set forth in Note 8 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for 2006 as filed with the SEC on
March 16, 2007.

(4)	The option awards shown in this column consist of grants of stock options under Ixia’s Amended and Restated 1997 Equity Incentive Plan. Amounts shown in this column do not reflect compensation actually received by the named executive officers. The amounts shown are the amounts of the annual compensation expense recognized by Ixia in its 2006 Consolidated Financial Statements resulting from grants of stock options during years prior to 2006 as determined in accordance with SFAS 123R. Pursuant to SEC rules, these amounts are not reduced by an estimate of forfeiture probability. The assumptions used to calculate compensation expense are set forth in Note 8 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for 2006 as filed with the SEC on March 16, 2007.

(5)	For 2006, the named executive officers did not receive any bonuses under the terms of our 2006 Employee Bonus Plan. Under the Plan, the payment of bonuses was subject to our achievement of certain pre-established financial performance goals during 2006.

(6)	The amounts shown in this column include matching contributions of $2,500 allocated to the accounts of each of the named executive officers under our 401(k) Plan.

(7)	In addition to the 401(k) Plan matching contribution, the amount shown for Mr. Ginsberg includes $14,300 of the total $19,872 annual payment made by Ixia for a leased car provided to Mr. Ginsberg during 2006. Such included amount is attributed to Mr. Ginsberg’s personal use of the car.

(8)	The amount shown for Mr. Anderson includes sales commissions in the total amount of $223,681 paid to him for 2006.

(9)	Mr. Alston commenced his employment with Ixia in August 2004 and was appointed as an executive officer in June 2006.

Grants of Plan-Based Awards
     The following table sets forth certain information concerning grants of awards under our incentive plans during 2006 to the executive officers named in the Summary Compensation Table above.

						All Other
					All Other	Option
					Stock	Awards:
					Awards:	Number of	Exercise or	Grant Date
		Estimated Future Payouts under Non			Number of	Securities	Base Price of	Fair Value of
		Equity Incentive Plan Awards(1)			Shares of	Underlying	Option	Stock and
	Grant	Threshold	Target	Maximum	Stock or	Options	Awards	Option
Name	Date	($)	($)	($)	Units (#)	(#)(2)	($/Sh)	Awards
Errol Ginsberg	—	$36,316	$363,162	$581,059	—	—	—	—
Thomas B. Miller	—	11,797	117,968	188,748	—	—	—	—
David Anderson	—	— (2)	— (2)	— (2)	—	—	—	—
Robert W. Bass	—	11,852	118,519	189,630	—	—	—	—
Victor Alston	06/01/06	10,978	109,780	175,647	12,500 (3)	—	—	$134,000 (4)

(1)	These amounts represent cash incentive bonuses which might have become payable to our named executive officers (other than Mr. Anderson who was eligible to receive sales commissions rather than bonuses) under our 2006 Employee Bonus Plan. Under the Plan, our Compensation Committee and Board of Directors established financial performance targets for 2006, consisting of a modified operating income and a revenue target, and a formula for determining bonuses based on a specified percentage of base salary. “Modified operating income” means our income under generally accepted accounting principles before income taxes, interest and other income and excluding stock-based compensation expense. For bonuses to have become payable to our named executive officers, either (i) our modified operating income had to equal or exceed 130% of our target performance goal, and/or (ii) our revenue had to equal or exceed 106% of our target performance goal. Target bonuses were payable if modified operating income and revenue for 2006 were 170% and 113%, respectively, of our target performance goals. Maximum bonuses were payable if modified operating income and revenue were 200% and 119%, respectively, of our target performance goals. The percentage of base salary payable as a bonus to each eligible named executive officer was based on the degree to which we achieved each of our two performance goals and ranged from 10% to 160%, in the case of Mr. Ginsberg, and from 5% to 80% for our other eligible named executive officers. The minimum, target and maximum amounts of the bonuses payable under the Plan are set forth in the threshold, target and maximum columns, respectively. For 2006, we did not achieve either the modified operating income or revenue targets. As a result, none of our eligible named executive officers earned a performance-based bonus under the Plan. As indicated above in the “Bonus” column of our Summary Compensation Table, our Compensation Committee awarded discretionary bonuses for 2006 to Messrs. Bass and Alston.

(2)	Mr. Anderson was not eligible to participate in our 2006 Employee Bonus Plan, because as Senior Vice President, Worldwide Sales and Business Development Operations, he is instead entitled to receive sales commissions. In 2006 and as indicated above in footnote 8 to our Summary Compensation Table, Mr. Anderson received sales commissions of $223,681 for 2006.

(3)	This represents a grant on June 1, 2006 of restricted stock units (“RSUs”) to Mr. Alston under our Amended and Restated 1997 Equity Incentive Plan.

(4)	This amount reflects the fair value of the RSUs as of the grant date of the award (June 1, 2006) determined pursuant to SFAS 123R. The grant date fair value of RSUs is calculated using the closing sales price of a share of our Common Stock on the grant date as reported on the Nasdaq Global Select Market.

Outstanding Equity Awards at Fiscal Year-End
     The following table sets forth certain information concerning outstanding unexercised or unvested equity awards that were held as of December 31, 2006 by the executive officers named in the Summary Compensation Table above.

	Option Awards
					Equity
					Incentive
					Plan Awards:
	Number of		Number of		Number of				Stock Awards
	Securities		Securities		Securities				Number of		Market Value
	Underlying		Underlying		Underlying				Shares or		of Shares or
	Unexercised		Unexercised		Unexercised	Option	Option		Units of Stock		Units of Stock
	Options (#)		Options (#)		Unearned	Exercise	Expiration		That Have		That Have
Name	Exercisable(1)		Unexercisable(1)		Options	Price	Date		Not Vested		Not Vested(2)
Errol Ginsberg	68,750	(3)	31,250	(3)	—	$9.8450	03/31/12	(4)	—		—
	150,000	(5)	0		—	9.8450	05/07/11		—		—
	15,625	(6)	34,375	(6)	—	13.98	09/30/13	(4)	—		—

Thomas B. Miller	318,531	(7)	0		—	0.3667	03/08/10		—		—
	20,000	(8)	0		—	8.50	03/28/12		—		—
	8,000	(9)	0		—	4.10	12/31/08	(4)	—		—
	34,375	(10)	15,625	(10)	—	11.94	03/31/12	(4)	—		—
	8,437	(11)	18,563	(11)	—	13.98	09/30/13	(4)	—		—

David Anderson	300,000	(12)	0		—	13.35	08/03/11		—		—
	50,000	(13)	0		—	13.35	08/03/11		—		—
	181,500	(14)	0		—	9.28	10/30/11		—		—
	19,000	(15)	0		—	4.75	09/30/08	(4)	—		—
	9,375	(16)	20,625	(16)	—	13.98	09/30/13	(4)	—		—

Robert W. Bass	158,125	(17)	21,875	(17)	—	5.18	03/31/09	(4)	—		—
	41,666	(18)	8,334	(18)	—	7.85	06/30/11	(4)	—		—
	7,812	(19)	17,188	(19)	—	13.98	09/30/13	(4)	—		—

Victor Alston	28,135	(20)	39,375	(20)	—	8.17	09/30/12	(4)	11,719	(22)	$112,502
	6,250	(21)	13,750	(21)	—	13.98	09/30/13	(4)	—		—

(1)	Unless otherwise indicated, stock options vest in 16 equal quarterly installments over four years.

(2)	Market value of restricted stock units is based on the closing sales price of a share of Ixia Common Stock of $9.60 on December 29, 2006, as reported on the Nasdaq Global Select Market.

(3)	This represents stock options granted on May 7, 2004 to purchase 100,000 shares. Each vested installment expires four years after its vesting date.

(4)	The expiration date shown in this column is the expiration date of the last installment scheduled to vest under the option grant.

(5)	This represents stock options granted on May 7, 2004 to purchase 150,000 shares. The options vested in full in as a result of the Company’s achievement of certain specified financial performance objectives for 2005. The options would have otherwise vested on May 7, 2008.

(6)	This represents stock options granted on October 6, 2005 to purchase 50,000 shares. Each vested installment expires four years after its vesting date.

(7)	This represents stock options granted on March 8, 2000 to originally purchase 450,000 shares. The options vested as to 25% of the shares on March 8, 2001 and as to the remaining 75% vest in 12 equal quarterly installments thereafter.

(8)	This represents stock options granted on March 28, 2002 to originally purchase 30,000 shares.
(footnotes continue on next page)

(9)	This represents stock options granted on January 3, 2003 to originally purchase 16,000 shares. Each vested installment expires two years after its vesting date.

(10)	This represents stock options granted on April 2, 2004 to purchase 50,000 shares. Each vested installment expires four years after its vesting date.

(11)	This represents stock options granted on October 6, 2005 to purchase 27,000 shares. Each vested installment expires four years after its vesting date.

(12)	This represents stock options granted on August 3, 2001 to purchase 300,000 shares. The options vested as to 25% of the shares on August 3, 2002 and as to the remaining 75% vest in 12 equal quarterly installments thereafter.

(13)	This represents stock options granted on August 3, 2001 to purchase 50,000 shares. The options vested in full on August 3, 2006. The options were subject to earlier vesting had the Company achieved certain sales objectives.

(14)	This represents stock options granted on October 30, 2001 to originally purchase 200,000 shares.

(15)	This represents options granted on September 23, 2002 to originally purchase 200,000 shares. The options vested as to 25,000 shares on March 31, 2003 and as to the remaining shares vest in 14 equal quarterly installments thereafter. Each vested installment expires two years after its vesting date.

(16)	This represents stock options granted on October 6, 2005 to purchase 30,000 shares. Each vested installment expires four years after its vesting date.

(17)	This represents stock options granted on March 10, 2003 to originally purchase 350,000 shares. The options vested as to 25% of the shares on March 10, 2004 and as to the remaining 75% vest in 12 equal quarterly installments thereafter. Each vested installment expires two years after its vesting date.

(18)	This represents stock options granted on July 21, 2004 to purchase 50,000 shares. The options vest in 12 equal quarterly installments. Each vested installment expires four years after its vesting date.

(19)	This represents stock options granted on October 6, 2005 to purchase 25,000 shares. Each vested installment expires four years after its vesting date.

(20)	This represents stock options granted on September 2, 2004 to originally purchase 90,000 shares. The options vested as to 25% of the shares on September 2, 2005 and as to the remaining 75% vest in 12 equal quarterly installments thereafter. Each vested installment expires four years after its vesting date.

(21)	This represents stock options granted on October 6, 2005 to purchase 20,000 shares. Each vested installment expires four years after its vesting date.

(22)	This represents restricted stock units (“RSUs”) granted on June 1, 2006. The RSUs vest and the shares covered thereby automatically issue in 16 equal quarterly installments commencing on August 15, 2006. Shares were not issued to Mr. Alston on the November 15, 2006 vesting date because our applicable Registration Statement on Form S-8 was not available for use at that time (the issuance was delayed until March 6, 2007). Such shares are included in this table under the “Number of Shares or Units of Stock That Have Not Vested” column.

Option Exercises and Stock Vested
     The following table sets forth certain information concerning stock option exercises and the vesting of restricted stock units (“RSUs”) during 2006 by the executive officers named in the Summary Compensation Table above.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on Exercise	Value Realized on	Acquired on Vesting		Value Realized on
Name	(#)	Exercise ($)(1)	(#)		Vesting ($)
Errol Ginsberg	—	—	—		—

Thomas B. Miller	5,727	$51,795	—		—

David Anderson	43,500	224,989	—		—

Robert W. Bass	—	—	—		—

Victor Alston	—	—	781	(2)(3)	$7,919 (4)

(1)	The value realized equals the difference between the option exercise price and the closing sales price of Ixia Common Stock on the date of exercise as reported on the Nasdaq Global Select Market, as multiplied by the number of shares for which the option was exercised.

(2)	Of this amount, 302 shares were withheld by Ixia to cover Mr. Alston’s tax withholding obligations.

(3)	When RSUs held by the named executive officer vested on November 15, 2006 as to 781 shares of our Common Stock, our applicable Registration Statement on Form S-8 was not available for use. The shares therefore were not issued to Mr. Alston at that time and were not issued until March 6, 2007 (at which time 302 shares were withheld by Ixia to cover tax withholding obligations). The 781 shares for which issuance was delayed until March 2007 are not included in this table under the column “Number of Shares Acquired on Vesting.”

(4)	The value realized equals the closing sales price of Ixia Common Stock on the vesting date, multiplied by the number of shares that vested.

Pension Benefits/Nonqualified Deferred Compensation Plans
     Ixia’s named executive officers did not receive any benefits in 2006 from Ixia under deferred pension or deferred contribution plans other than benefits under Ixia’s 401(k) Plan described in Footnotes 1 and 6 to the Summary Compensation Table above. Ixia does not maintain a nonqualified deferred contribution or other deferred compensation plan for its executive officers.
Equity Compensation Plan Information
     We currently maintain equity compensation plans that provide for the issuance of our Common Stock to our officers, employees and directors upon the exercise or vesting of stock options and restricted stock units. These plans are:
•	our Amended and Restated 1997 Equity Incentive Plan (the “1997 Plan”),

•	our Amended and Restated Non-Employee Director Stock Option Plan (the “Director Plan”), and

•	our Employee Stock Purchase Plan, as amended.
     All of these plans have been approved by our shareholders. In addition, we have granted certain additional nonstatutory stock options and warrants to one current and one former director which have not been approved by our shareholders.

     The following table summarizes information about outstanding options, restricted stock units (“RSUs”), warrants and shares reserved for future issuance under the plans stock options and warrants described above as of December 31, 2006:

				Number of shares
	Number of shares			remaining available for
	to be issued		Weighted-average	future issuance under
	upon exercise of		exercise price of	equity compensation
	outstanding options,		outstanding options,	plans (excluding shares
	warrants and rights		warrants and rights(1)	reflected in column (a))
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by shareholders
1997 Plan	10,225,892	(2)	$10.52	3,430,230
Director Plan	218,332		13.73	176,668
Employee Stock Purchase Plan	—		—	486,000

Total	10,120,561		$10.59	4,416,561

Equity compensation plans not approved by shareholders
Warrants(3)	50,000		$7.00	—
Options(4)	25,000		5.72	—

Total	75,000		$6.57	—

Total Equity Compensation Plans	10,195,561		$10.56	4,416,561

(1)	The weighted-average exercise price of outstanding options and warrants does not take into account outstanding RSUs since they do not have an exercise price.

(2)	Includes 9,902,229 shares of Ixia Common Stock issuable upon the exercise of outstanding stock options and 323,663 shares of Ixia Common Stock issuable upon the vesting of outstanding RSUs.

(3)	Consists of warrants issued to a former director of the Company who is currently one of the Company’s executive officers. The warrants were granted in August 2000 prior to the Company’s initial public offering at an exercise price per share equal to the fair market value of our Common Stock on the grant date, as determined by the Board of Directors. The warrants are fully vested and expire in August 2007.

(4)	Consists of options issued to a director of the Company in connection with his initial election to the Board of Directors in April 2003. The options were granted at an exercise price per share equal to the closing sales price of the Company’s Common Stock on the date of grant. The options are fully vested and expire in April 2010.
Compensation Committee Interlocks and Insider Participation
     During 2006, the Compensation Committee consisted of Messrs. Entekhabi (Chairman), Fram and Rager, all of whom are non-employee directors of the Company. No member of the Compensation Committee is or was a current or former officer or an employee of the Company or any of its subsidiaries, other than Mr. Rager who served as the Company’s Chief Financial Officer from June 1997 to March 2000.

COMPENSATION COMMITTEE REPORT
     The information contained in this report by the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
     The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis for 2006. Based on the review and discussions, the Compensation Committee recommended to the Board, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in the Company’s Proxy Statement for its 2007 Annual Meeting of Shareholders.
COMPENSATION COMMITTEE
Massoud Entekhabi, Chairman
Jonathan Fram
Jon F. Rager

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     There were no transactions since the beginning of 2006, and there is no currently proposed transaction, in which Ixia was or is to be a participant in which any related person had or will have a material interest.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers and persons who beneficially own more than ten percent of our Common Stock to file initial reports of ownership of our Common Stock and reports of changes in ownership of our Common Stock with the SEC and The Nasdaq Stock Market. These persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file.
     Based solely on our review of the copies of such reports furnished to us and on written representations from our executive officers and directors, we believe that all reports required to be filed by these officers and directors in accordance with Section 16(a) were filed on a timely basis during 2006.

PROPOSAL 2 – APPROVAL OF AMENDMENT
TO THE COMPANY’S AMENDED AND RESTATED
DIRECTOR STOCK OPTION PLAN
     In September 2000, the Board of Directors of the Company adopted, and the shareholders of the Company approved, the Company’s Director Stock Option Plan for the purpose of granting stock options to purchase shares of the Company’s Common Stock to the non-employee directors of the Company. We originally reserved a total of 200,000 shares of our Common Stock for issuance under the Director Stock Option Plan.
     In March 2004, our Board of Directors amended and restated the Director Stock Option Plan (as so amended and restated, the “Director Plan”) to modify the terms of the options granted to our non-employee directors under the Plan and to increase the number of shares authorized for issuance under the Director Plan by 200,000 shares. In May 2004, our shareholders approved the amendment and restatement of the Director Plan.
     Under the Director Plan as amended and restated in 2004 and as currently in effect, an individual who for the first time is elected or appointed to serve as a non-employee director of Ixia is automatically granted (a) options to purchase 35,000 shares if he or she is elected on the date of an annual meeting of our shareholders or (b) if he or she is first elected or appointed other than on the date of an annual meeting of our shareholders, options to purchase a number of shares equal to the sum of (1) 25,000 and (2) the product obtained by multiplying 10,000 by a fraction, the numerator of which is equal to 12 minus the number of full months that have elapsed since the most recent annual shareholders meeting and the denominator of which is 12. Under the Director Plan as currently in effect, an individual who is re-elected as a non-employee director at an annual meeting of shareholders is automatically granted options to purchase 10,000 shares of our Common Stock. The principal terms of the options currently issuable under our Director Plan are described below under “Terms of Options.”
     If the proposed amendment to the Director Plan is approved at the Annual Meeting, then an individual who for the first time is elected or appointed to serve as a non-employee director of Ixia will be automatically granted restricted stock units rather than stock options upon joining the Board. A restricted stock unit (sometimes referred to as an “RSU”) would evidence the non-employee director’s right to receive one share of our Common Stock at a designated time in the future if he or she is serving as a non-employee director at the end of the applicable vesting period. Specifically, an individual who for the first time is elected or appointed to serve as a non-employee director of Ixia would be automatically granted (a) 14,000 RSUs if he or she is elected on the date of an annual meeting of our shareholders or (b) if he or she is first elected or appointed other than on the date of an annual meeting of our shareholders, a number of RSUs equal to the sum of (1) 10,000 and (2) the product obtained by multiplying 4,000 by a fraction, the numerator of which is equal to 12 minus the number of full months that have elapsed since the most recent annual shareholders meeting and the denominator of which is 12. If the proposed amendment to the Director Plan is approved at the Annual Meeting, an individual who is re-elected as a non-employee director at an annual meeting of our shareholders would be automatically granted 4,000 RSUs. The principal terms of the RSUs which would be issuable under the Director Plan if the amendment is approved are described below under “Terms of Restricted Stock Units.”

     As of April 1, 2007, options to purchase 218,332 shares of our Common Stock were outstanding, 5,000 shares of Common Stock had been issued and 176,668 shares were available for grants under our Director Plan.
     The Board believes that the amendment to the Director Plan to provide for the grant of RSUs rather than stock options will enable Ixia to continue to provide equity compensation to our non-employee directors in a manner that will assist us in attracting and retaining qualified persons to serve as directors, that will enhance the equity interest of our directors and that will align our non-employee directors’ common interest with the shareholders of the Company. The Board believes that these amendments are consistent with both the interests of Ixia’s shareholders and sound corporate governance practices.
     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO APPROVE THE AMENDMENT TO THE DIRECTOR PLAN TO PROVIDE FOR THE GRANT OF RESTRICTED STOCK UNITS (“RSUs”) RATHER THAN STOCK OPTIONS TO OUR NON-EMPLOYEE DIRECTORS UPON THEIR INITIAL ELECTION OR APPOINTMENT TO THE BOARD AND UPON THEIR RE-ELECTION TO THE BOARD. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF OUR COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENT TO THE DIRECTOR PLAN, PROVIDED THAT THE AFFIRMATIVE VOTE IS ALSO GREATER THAN A MAJORITY OF THE QUORUM FOR OUR ANNUAL MEETING. OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE DIRECTOR PLAN.
Amended Plan Benefits
     As described above, if the amendment to the Director Plan is approved by our shareholders at the Annual Meeting, then individuals who, on or after the date of the Annual Meeting, are for the first time elected or appointed to serve as non-employee directors of the Company will each automatically be granted at least 10,000, and up to 14,000, RSUs upon their initial election or appointment to our Board. Because they are already serving as non-employee directors of the Company, none of the Company’s five non-employee directors as of April 1, 2007 who is standing for re-election at the Annual Meeting would be eligible to receive such initial RSU grants on the date of the Annual Meeting. There currently are no nominees for director at the Annual Meeting who are not currently directors of the Company and who would be affected by the grant of RSUs rather than options upon initial election or appointment to the Board.
     If the amendment is approved by the shareholders at the Annual Meeting and Messrs. Asscher, Entekhabi, Fram and Rager and Ms. Hamilton are re-elected to the Board, then each such non-employee director would automatically be granted 4,000 RSUs having the principal terms set forth below under “Terms of Restricted Stock Units.” If the amendment is not approved and our non-employee directors are re-elected at the Annual Meeting, then each such person would on the date of the Annual Meeting automatically be granted options to purchase 10,000 shares of our Common Stock having the principal terms set forth below under “Terms of Options.”

     The table below sets forth information regarding the RSUs which would be granted to our current non-employee directors if the amendment is approved and they are re-elected at the Annual Meeting. We cannot determine the benefits to be granted under the Plan subsequent to the date of the Annual Meeting.

		Number of
Name and Position	Dollar Value($)(1)	Restricted Stock Units
Non Executive Director Group (five persons)	$185,800	20,000

(1)	The value is an assumed value based on the closing sales price of the Company’s Common Stock on the Nasdaq Global Select Market on April 2, 2007 which was $9.29.
Summary of Director Plan
     A summary of the principal terms and provisions of the Director Plan is set forth below and is qualified in its entirety by reference to the Director Plan. A copy of the Director Plan is available from the Company’s Corporate Secretary upon written request to: Corporate Secretary, Ixia, 26601 West Agoura Road, Calabasas, California 91302. A copy of the proposed Amended and Restated Director Stock Option Plan (which is proposed to be renamed the “Amended and Restated Director Equity Incentive Plan”) was also filed electronically with the SEC with this proxy statement.
Purpose
     The purpose of the Director Plan is to (i) advance the interests of the Company and our shareholders by providing an equity incentive which will motivate and reward our non-employee directors and (ii) promote the best interests and long-term performance of the Company by encouraging the ownership of our Common Stock by our non-employee directors.
Administration
     The Director Plan is administered by our Board of Directors. The Board is authorized to delegate administration of the Director Plan to a committee of two or more persons appointed by the Board of Directors. The Board or its committee has the authority to construe and interpret the Director Plan and to make all of the determinations deemed necessary or advisable for the administration of the Director Plan; provided, however, that the Board or its committee has no discretion to determine the selection of persons to whom awards may be granted, the frequency of award grants, the vesting provisions of awards or the number of shares subject thereto. Under the Director Plan as currently in effect, the Board or its Committee also has no discretion to determine the exercise price of options or any other material terms of option grants.
Eligibility
     Any person who is or becomes a director and who is not an employee of the Company or any subsidiary of the Company is currently eligible to receive grants under the Director Plan upon his or her initial election or appointment as a non-employee director of the Company and upon any re-election at an annual meeting of the shareholders of the Company; provided, however, that in the event an individual becomes a non-employee director of the Company in connection with the termination of his or her employment by the Company or any subsidiary of the Company, he or she will not be granted equity awards under the Director Plan in connection with such change in status. Such an individual will, however, be eligible to receive annual equity grants under the Director Plan upon any re-election as a non-employee director at an annual meeting of the Company’s shareholders.
     As of April 1, 2007, the Company had five non-employee directors who were eligible to be granted awards under the Director Plan upon their re-election to the Board by our shareholders.
Terms of Options
     The Director Plan currently provides for the grant of nonstatutory stock options to non-employee directors (defined below in “Eligibility”) of the Company. These options are nonstatutory stock options and are not intended to qualify as incentive stock options under the Internal Revenue Code. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following terms and conditions:
(a)	Exercise Price; Payment: The exercise price of options granted under our Director Plan is equal to the fair market value of our Common Stock on the date of the grant. The fair market value is equal to the closing sales price of the Company’s Common Stock on the Nasdaq Global Select Market on the date of grant. On April 2, 2007, the closing sales price of the Company’s Common Stock was $9.29 per share.

(b)	Vesting: All options granted to non-employee directors upon their initial election or appointment to the Board vest and become exercisable in eight equal quarterly installments, while options granted to non-employee directors upon re-election vest and become exercisable in four equal quarterly installments. In each case, installments vest on the last day of the calendar quarter in which the grant is made and on the last day of each calendar quarter thereafter, as long as an optionee continues to serve as a non-employee director, and each vested installment remains exercisable for a period of four years after vesting.

(c)	Term; Expiration: The term of each vested installment of options expires four years after vesting.

(d)	Termination of Status as Non-Employee Director. If an optionee ceases to be a non-employee director for any reason, then the options will be exercisable for their entire four-year term, but only to the extent the options are vested on the date the director ceases to serve as a non-employee director of the Company. Notwithstanding the foregoing, no options may be exercised after the expiration of their term.

(e)	Nontransferability of Options: Options are nontransferable by the optionee, other than by will or the laws of descent and distribution or in a transfer between spouses incident to a divorce, and are exercisable only by the optionee during his or her lifetime or, in the event of death of the optionee, by the estate of the optionee or by a person who acquires the rights to exercise the options by bequest or inheritance.
Terms of Restricted Stock Units
     As described above, if the amendment to the Director Plan is approved by our shareholders at the Annual Meeting, then upon their initial election or appointment to the Board, our non-employee directors will be granted (a) 14,000 RSUs if they are elected on the date of an annual meeting of our shareholders or (b) if they are first elected or appointed other than on the date of an annual meeting of our shareholders, a number of RSUs equal to the sum of (1) 10,000 and (2) the product obtained by multiplying 4,000 by a fraction, the numerator of which is equal to 12 minus the number of full months that have elapsed since the most recent annual shareholders meeting and the denominator of which is 12. If the proposed amendment to the Director Plan is approved at the 2007 Annual Meeting, an individual who is re-elected as a non-employee director at an annual meeting of our shareholders would be automatically granted 4,000 RSUs.
     Each RSU will be evidenced by a written award agreement between the Company and the director. Each RSU is a bookkeeping entry that represents the right to receive one share of our Common Stock to be issued and delivered at the end of the applicable vesting period, provided the holder continues to be a non-employee director of Ixia on the vesting date. As soon as practicable after the time stated in the award agreement as the vesting date for an RSU, and provided that all conditions for the issuance of shares have been satisfied, shares of Common Stock equal to the number of RSUs vesting on that date will be issued and distributed to the holder of the RSU. The director would have no right to vote the RSUs as an Ixia shareholder and would have no right to receive dividends or other distributions until the stock subject to the RSUs has vested and been distributed to the director. The RSUs would also be subject to the following terms and conditions:
(a)	Vesting: The RSUs granted to non-employee directors upon their initial election or appointment to the Board would vest in eight equal quarterly installments, while RSUs granted to non-employee directors upon re-election would vest in four equal quarterly installments. In each case, installments would vest on the 15th day of the second month of the first full calendar quarter following the month in which the grant is made and on the 15th day of the second month of each calendar quarter thereafter, as long as the holder continues to serve as a non-employee director; provided, however, that to the extent then unvested (1) any grants made upon re-election at an Annual Meeting would vest in full on the date immediately preceding the date of the next year’s Annual Meeting, (2) any grants made upon initial election at an Annual Meeting would vest in full on the date immediately preceding the date of the Annual Meeting held during the second calendar year following the grant date and (3) any grants made upon initial election or appointment to the Board on a date other than the date of an Annual Meeting would vest in full on the date immediately preceding the date of the second anniversary of the grant date.

(b)	Termination of Status as Non-Employee Director. If an individual ceases to be a non-employee director for any reason, he or she will forfeit all rights to the shares then subject to unvested RSUs, and the unvested RSUs will be canceled for no value and without the issuance of any shares.
(c)	Nontransferability of RSUs: RSUs are nontransferable by the optionee, other than by will or the laws of descent and distribution or in a transfer between spouses incident to a divorce.
Adjustments upon Changes in Capitalization or Control
     In the event any change, such as a stock split or stock dividend, is made in the Company’s capitalization which affects the Common Stock, an appropriate adjustment will be made to the number of shares subject to each outstanding award of options and RSUs, the exercise price of each outstanding option, and the number of shares available for issuance under the Director Plan. The Director Plan provides that in the event of the proposed dissolution or liquidation of the Company, the proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding shares of Common Stock are exchanged for or converted into cash or property or securities not of the Company, then (a) the vesting and exercisability of options granted under the Director Plan will accelerate prior to such event, (b) if the amendment to the Director Plan is approved by our shareholders at the Annual Meeting, the vesting of outstanding RSUs under the Director Plan will be accelerated prior to such event or (iii) in lieu of the foregoing, the Board may alternatively elect to cause any option (and, if the amendment is approved, any RSU) then outstanding to be canceled in consideration of a cash payment or grant of an alternative award (whether by Ixia or any entity that is a party to the transaction) to the holder of the canceled award, provided that the payment and/or grant are substantially equivalent in value to the fair market value of the canceled award as determined by the Board or its committee.
Amendment and Termination of the Director Plan
     The Board of Directors may terminate the Director Plan at any time or amend the Director Plan from time to time in such respects as the Board may deem advisable; provided, however, that no amendment authorized by the Board will be effective unless approved by the shareholders of the Company if the amendment would: (i) increase the number of shares reserved for awards under the Director Plan; or (ii) modify the Director Plan in any other way if the modification requires shareholder approval under any applicable law, regulation or rule, including rules of The Nasdaq Stock Market. Any amendment or modification of the Director Plan does not affect awards previously granted thereunder.
Tax Information
     The federal income tax consequences of stock options and RSUs are complex and subject to change. The following discussion is only a brief summary of the general federal income tax rules currently in effect which are applicable to nonstatutory stock options and RSUs. This discussion is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. This discussion is not exhaustive and, among other things, does not cover the state, local or foreign tax consequences of the grant or exercise of awards under the Director Plan or the disposition of shares acquired under the Director Plan, nor does it discuss any federal alternative minimum tax, estate or gift tax or any state estate, inheritance or death tax consequences of any such grant, exercise or disposition.
     Stock Options
     Under the Director Stock Option Plan as currently in effect, a non-employee director does not recognize any income at the time he or she is granted stock options under the Director Plan, as long as the options are not actively traded on an established market and have no readily ascertainable fair market value at the time of grant. However, upon the exercise of a stock option granted under the Director Plan, the director will generally recognize ordinary income for federal income tax purposes, measured by the excess of the then fair market value of the shares over the exercise price of the option.
     Upon a sale of any shares acquired pursuant to the exercise of a stock option granted under the Director Plan, the difference between the sale price and the director’s tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be, depending on the director’s holding period for the shares without “tacking on” any holding period for the option. The optionee’s tax basis for determination of the gain or loss will ordinarily be the sum of (i) the amount paid for the shares (i.e., the exercise price), plus (ii) any ordinary income recognized as a result of the exercise of the option.
     In general, if the optionee has held the shares for more than one year at the time of sale, the capital gain will be long-term capital gain subject to a maximum federal income tax rate of 15%. If the holding period for the shares is shorter, the capital gain will be short-term capital gain subject to a maximum marginal federal income tax rate of 35% in the taxable year in which the disposition occurs. Capital losses of individuals are generally allowable as deductions only against capital gains realized in the same year plus $3,000 of ordinary income; excess capital losses may be carried forward indefinitely until absorbed or until the death of the optionee.
     In general, there will be no federal income tax consequences to the Company upon the grant or termination of a stock option under the Director Plan or the sale or disposition of the shares acquired upon exercise of such a stock option. However, upon the exercise of a stock option granted under the Director Plan, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided the Company has satisfied its withholding and reporting obligations under the Internal Revenue Code and Income Tax Regulations relating to the reporting of the transaction to the Internal Revenue Service and the optionee, unless the deduction is limited or disallowed by other applicable provisions of the Internal Revenue Code.
     Restricted Stock Units
     If the amendment to the Director Plan is approved by our shareholders at the Annual Meeting, a non-employee director generally will recognize no income upon the grant of RSUs. As the RSUs vest, the holder normally will recognize ordinary income in the year of receipt of the stock upon vesting measured by the fair market value of the shares.

     Upon the sale of any shares received when RSUs vest, any gain or loss, based on the difference between the sale price and the fair market value on the date on which the RSUs vest, will be taxed as capital gain or loss. Please refer to the second paragraph in the discussion of tax information relating to stock options above (under the heading “Stock Options”) for a brief discussion of the characteristics of long-term and short-term capital gains and losses. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the vesting date except to the extent the deduction may be limited or disallowed by applicable provisions of the Internal Revenue Code.
PROPOSAL 3- RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of our Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2007, and recommends that shareholders vote for the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.
Fees Paid to PricewaterhouseCoopers LLP
     The following table sets forth the fees paid or accrued by Ixia for professional services rendered by PricewaterhouseCoopers LLP for the years ended December 31, 2006 and December 31, 2005:

Fee Category	2006	2005
Audit Fees	$666,271	$638,493
Audit-Related Fees	21,000	0
Tax Fees	256,327	204,689
All Other fees	1,500	1,125

Total fees	$945,098	$844,307

     Audit Fees were for professional services rendered for the audit of the Company’s annual consolidated financial statements, the review of the Company’s financial statements included in its quarterly reports on Form 10-Q and the audit of the Company’s internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act of 2002. In addition, the 2006 audit fees also include the performance by PricewaterhouseCoopers LLP’s of services relating to our 2006 accounting review related to revenue recognition with respect to Ixia’s software upgrade and support practices and the resulting restatement of Ixia’s previously reported financial results for the quarters ended March 31, 2006 and June 30, 2006 and for the other prior periods included in the amended reports filed by Ixia with the SEC in February 2007. These fees also include fees for services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

     Audit-Related Fees for 2006 were for fees billed for professional services that are reasonably related to the performance by PricewaterhouseCoopers LLP of audit or review of consolidated financial statements but are not reported under “Audit Fees.” Such fees include, among other things, acquisition-related work, non-statutory compliance audits, employee benefit plan audits, and certain consultations concerning financial accounting and reporting standards.
     Tax Fees were for professional services for state, federal and international tax compliance, tax advice and tax planning. In 2006, these fees consisted of $94,755 for tax audit services, $154,452 for state, federal and international tax compliance services (including $32,000 relating to Ixia’s organization of a subsidiary in China) and $7,120 for tax advice and planning services. In 2005, these fees included $100,504 for tax audit services, $54,000 for state, federal and international tax compliance services, $38,935 for assistance with foreign income tax and tax withholding matters and $11,250 for tax advice and planning services.
     All Other Fees were for services other than the services reported above. In each of 2006 and 2005, these fees consisted of fees for accounting literature.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
     The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. In accordance with the Audit Committee’s Pre-Approval Policy, the Audit Committee has also delegated to the Chairman of the Audit Committee the authority to pre-approve services to be performed by the Company’s independent registered public accounting firm. The Audit Committee may also pre-approve particular services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by such firm in accordance with these pre-approvals and the fees for the services performed to date.
     The Audit Committee periodically reviews the audit and non-audit services performed by PricewaterhouseCoopers LLP, and the Audit Committee has considered whether the provision by PricewaterhouseCoopers LLP of non-audit services to the Company is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

OTHER MATTERS
     We currently know of no matters to be submitted at the Annual Meeting other than those described in this proxy statement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend.
By Order of the Board of Directors
Ronald W. Buckly
Corporate Secretary
Calabasas, California
April 24, 2007

Appendix A
IXIA
Audit Committee
of the Board of Directors
Charter
(As Adopted by the Board of Directors
of the Company on February 21, 2007)
          The Board of Directors of Ixia (the “Company”) has adopted this Charter to govern the composition of its Audit Committee (the “Committee”) and the scope of the Committee’s authority, duties and responsibilities, and to set forth specific actions the Board of Directors expects the Committee to undertake to fulfill those duties and responsibilities.
I.	Statement of Purpose

The Committee is appointed by the Board of Directors of Ixia (the “Board” or the “Board of Directors”) to assist the Board in overseeing and monitoring (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence and selection and appointment of the Company’s independent registered public accounting firm (the “independent auditors”), (iii) the performance of the Company’s internal audit function and independent auditors, (iv) the integrity of the Company’s systems of internal accounting and financial controls and (v) the Company’s compliance with legal and regulatory requirements. The policies and procedures of the Committee shall remain flexible in order to best react to changing conditions.

II.	Composition of the Audit Committee

The Committee shall be comprised of at least three members of the Board of Directors, with the number of members to be determined from time to time by the Board. The members shall be designated by the Board of Directors.

Each member of the Committee shall, in the judgment of the Board of Directors, be free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment and shall meet all independence and experience requirements set forth in the Marketplace Rules of The Nasdaq Stock Market, Inc. (the “Nasdaq Rules”) and applicable law, including (i) being independent as defined under Rule 4200 of the Nasdaq Rules, (ii) meeting the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (the “Act”), (iii) not owning or controlling 20% or more of the Company’s voting securities or such lower measurement as may be established by the Securities and Exchange Commission (the “SEC”) in rulemaking under Section 301 of the Act, and (iv) being able to read and understand fundamental financial statements at the time of appointment to the Committee. In addition, at least one member of the Committee must be an “audit committee financial expert” as defined under the Act and the regulations promulgated thereunder.

No Committee member may accept any consulting, advisory or other compensatory fee from the Company other than for service as a member of the Board of Directors and its committees.

Unless the Board has previously designated a person to serve as the Chairperson of the Committee, the members of the Committee may designate a Chairperson by majority vote.

III.	Meetings

The Committee shall meet at least four times annually or more frequently if circumstances dictate. One or more of these meetings shall include separate executive sessions with the Company’s Chief Financial Officer, the Company’s Corporate Controller and other members of the Company’s executive management and the independent auditors. In addition, the Committee shall meet with the independent auditors and management to review the Company’s quarterly financial results.

Members of the Committee and/or invited attendees may participate by conference telephone, as long as all members can hear one another, and such participation shall constitute presence at the meetings. A Secretary of the Meeting (generally corporate counsel or the Committee Chairman) shall be chosen at the start of each meeting. Minutes shall be reviewed and approved by the Committee and retained with the Company’s corporate records by Secretary of the Company. Copies of the minutes shall be furnished to all Board members.

IV.	Resources

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including full access to the Company’s employees and officers and internal or external advisors and consultants. If in the course of fulfilling its duties the Committee wishes to consult with outside legal, accounting or other advisors, the Committee may retain these advisors without seeking the Board’s approval. The Company shall provide the Committee with appropriate funding, as determined by the Committee, for the payment of (i) compensation to the independent auditors for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services, (ii) compensation to any independent counsel and advisors employed by the Committee and (iii) reimbursement for the Committee’s administrative expenses.

V.	Duties and Responsibilities of the Audit Committee

The duties and responsibilities of the Committee shall include the following:
1.	Be directly responsible and have sole authority for the selection, appointment, compensation, retention and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditors shall report directly to the Committee.

2.	Based on policies and procedures developed by the Committee, approve in advance all auditing services (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than those prohibited under Section 201 of the Act and the rules promulgated thereunder) to be provided by the independent auditors to the Company with such de minimis exceptions as are permitted under the Act and other applicable law. The Committee may delegate to one or more designated members of the Committee who are independent members of the Board the authority to grant such pre-approvals, provided that the decision of any member to whom authority is so delegated shall be presented to the full Committee at its next scheduled meeting. Without limiting the generality of the foregoing, the Committee shall review all tax services with respect to, among other things, their impact on the independence of the independent auditors.

3.	Set clear policies for the Company’s hiring of employees or former employees of the independent auditors.

4.	Annually evaluate the independence of the Company’s independent auditors, including whether the independent auditors’ quality controls are adequate and whether the provision of non-audit services by such auditors is compatible with maintaining the auditors’ independence and present the Committee’s conclusions to the full Board on at least an annual basis. As part of such evaluation, the Committee shall:
a.	receive the written disclosures and letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and discuss with the auditors any issues required to be discussed regarding their objectivity and independence;

b.	confirm that the Company’s independent auditors do not employ and allow to participate in the Company’s audit in any capacity the Company’s Chief Executive Officer, Controller, Chief Financial Officer or any person serving in an equivalent position for the Company for the one year period preceding the date of the initiation of the audit; and

c.	assure regular rotation of the lead and concurring audit partners and that they have not performed audit services for the Company during such periods as are prescribed by Section 203 of the Act and the rules promulgated thereunder.
5.	Annually evaluate the qualifications and performance of the Company’s current independent auditors and, based on such evaluation and the evaluation of the auditors’ independence, determine whether the current auditors should be reappointed or replaced and the selection of any replacement. As part of such evaluation, the Committee shall:
a.	review and evaluate the lead partner of the independent auditors; and

b.	confirm that the independent auditors are registered with the Public Company Accounting Oversight Board.
6.	Meet with the independent auditors and financial management of the Company in advance of the annual audit to review the proposed scope of the annual audit, the proposed scope of the quarterly reviews and the procedures to be followed in conducting the audit and the reviews, and the engagement letters(s) covering all services to be provided.

7.	Review and discuss with the Company’s independent auditors reports of
a.	all critical accounting policies and practices to be used;

b.	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Company’s independent auditors; and

c.	other material written communications between the Company’s independent auditors and the management of the Company, such as
(i)	any representation letter from management regarding their responsibilities and their review of the summary of aggregated differences, if any;

(ii)	reports on observations and recommendations on accounting, auditing, internal controls, or operational matters;

(iii)	schedules of unadjusted differences, including schedules of material adjustments and reclassifications proposed; and

(iv)	a listing of adjustments and reclassifications not recorded, if any.
8.	Review and discuss with the independent auditors any audit problems or difficulties the accountants may have encountered during the annual audit, including any restrictions placed on the scope of the audit, difficulties obtaining required information, significant areas of disagreement with management, areas where the planned scope of the audit was changed because of concerns or difficulties, significant audit adjustments and any other matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, as amended by SAS 90 and as further modified or supplemented.

9.	Review and discuss with management, at least quarterly, significant issues, estimates, and judgments that may have a material impact on the Company’s financial statements, internal controls, or may be a matter of public interest or exposure.

10.	Review and discuss, prior to filing, with the Company’s financial management and independent auditors, the financial statements contained in the Company’s Annual

Report on Form 10-K and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Discuss any significant financial judgments made in connection with the preparation of such financial statements. Receive assurances from the Company’s financial management that the financial statements proposed to be included in the Company’s Annual Report contain no material misstatements. Receive assurances from the independent auditors that they have read the other information and considered whether such information, or the manner of its presentation, is materially consistent with information, or the manner of its presentation, appearing in the financial statements. If deemed appropriate, after consideration of the reviews and assurances, recommend to the Board that the financial statements be included in the Annual Report on Form 10-K.
11.	Review and discuss, prior to filing, with the Company’s financial management and independent auditors, the financial statements contained in the Company’s Quarterly Reports on Form 10-Q and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Receive assurances from the Company’s financial management that the financial statements included in the Company’s reports do not contain any material misstatements and review the representation letter from management regarding their responsibilities and their review of the summary of aggregated differences., if any, for the quarter. Receive assurances that the auditors have performed a review of interim information in accordance with Statement on Auditing Standards No. 100 “Interim Financial Information” and that they are not aware of any material modification that should be made to the interim financial information for it to conform with Generally Accepted Accounting Principles.

12.	Monitor the operation of the Company’s Disclosure Committee by reviewing the minutes of the Committee’s meetings held prior to filing the Company’s reports on SEC Form’s 10-K and 10-Q and inquiring about the adequacy of disclosures in the reports, including disclosures with respect to all related party transactions or other potential conflict of interests situations involving a principal shareholder, a member of the Board or senior management, or any off-balance sheet transactions.

13.	Review with the Chief Executive Officer and the Chief Financial Officer the Company’s disclosure controls and procedures and, at least quarterly, management’s conclusions about the efficacy of such disclosure controls and procedures, including any deficiencies in or material non-compliance with such controls and procedures.

14.	Discuss at least annually with the Company’s independent auditors and financial management the adequacy and effectiveness of the Company’s internal controls, including any significant changes in internal controls reported to the Committee by management and the status of corrective actions taken, or to be taken, to remediate all significant deficiencies and material weaknesses identified during the course of management’s testing of internal controls over financial reporting and its quarterly evaluations of the effectiveness of the Company’s disclosure and procedures. Review the management letters issued by the independent auditors and management’s response thereto. Periodically assess any action management has taken or progress it has made in addressing issues raised by the independent auditors.
15.	Review and discuss with management, prior to release, the Company’s earnings press releases (including the use of non-GAAP financial measures therein) as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s responsibility to discuss earnings releases as well as financial information and earnings guidance may be done generally – (i.e., discussions of the types of information to be disclosed and the type of presentation to be made).

16.	Periodically discuss with management and the independent auditors the effect of regulatory and accounting developments and off-balance sheet structures on the Company’s financial statements.

17.	Review the responsibilities, budget and staffing of the Company’s financial management and the quality of the Company’s financial and accounting personnel.

18.	Annually receive a report from the Chief Financial Officer on the adequacy of the Company’s computerized information and accounting systems and related internal controls.

19.	At least annually, receive a report from the Company’s director of corporate income taxes regarding significant income tax matters, including accounting for uncertain tax positions and unrealized tax benefits and the status of governmental tax audits.

20.	At least annually, receive a report from the Company’s Chief Executive Officer and Chief Financial Officer reviewing the Company’s policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and steps taken to monitor and control such exposures.

21.	Annually review the Company’s Business Ethics Policy and ensure that management has established a system to enforce such Policy.

22.	Oversee compliance with the Company’s Code of Ethics for Chief Executive Officer and Senior Financial Officers and report on such compliance to the Board.

23.	Discuss at least annually with the Company’s outside legal counsel or any general counsel the effectiveness of the Company’s legal compliance programs, any legal matters that may have a material impact on the Company’s financial statements and any material reports or inquiries received from regulators or government agencies.

24.	Authorize and oversee investigations deemed appropriate into any matters within the Committee’s scope of responsibility.

25.	Prepare the report of the Committee or other disclosure required by the proxy rules of the SEC to be included in the Company’s annual proxy statement. The Committee charter and/or any significant changes thereto will be disclosed at least once every three years in the Company’s proxy statement.

26.	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. In addition, ensure that all submissions by Company employees of concerns regarding questionable accounting or auditing matters are treated confidentially and anonymously.

27.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

28.	Report actions of the Committee regularly to the Board with such recommendations as the Committee deems appropriate.

29.	Annually review the sufficiency of this Charter and recommend any proposed changes to the Board for approval.

30.	Annually review and evaluate the Committee’s performance of its duties and responsibilities and report thereon to the Board.

31.	Conduct executive sessions from time to time with such members of senior management and operations and financial personnel as may be requested by the Committee to be present.
VI.	Committee Evaluation

The Board shall conduct an annual evaluation of the Committee.

VII.	Limitation of the Committee’s Role

The duties of the Committee are ones of oversight and supervision. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. The fundamental responsibility for the Company’s financial statements and disclosure rests with management. The responsibility for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements is that of the independent auditors. The Board recognizes that the Committee will rely on the advice and information it receives from the Company’s management and independent auditors. The Board does, however, expect the Committee to exercise independent judgment in assessing the quality of the Company’s financial reporting process and its internal controls. The Board also expects that the Committee will maintain free and open communications with the other directors, the Company’s independent auditors and the financial management of the Company.
* * *

Appendix B
IXIA
Compensation Committee
of the Board of Directors
Charter
(As adopted by the Board of Directors
of the Company on January 24, 2004)
          There shall be a committee of the Board of Directors (the “Board”) of Ixia (the “Company”) known as the Compensation Committee (the “Committee”).
I.	Purpose

The Committee is appointed by the Board to oversee and advise the Board concerning the Company’s compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans, and to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with all applicable rules and regulations.

II.	Committee Membership

The Committee shall consist of that number (not less than two) of directors as the Board may determine from time to time. The members of the Committee shall be appointed by the Board. All members of the Committee shall qualify as independent directors under the listing standards of The Nasdaq Stock Market. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other applicable standards of independence under the federal securities and tax laws. Board members who are not members of the Committee and members of management may, at the invitation of the Committee, attend Committee meetings for such purposes as the Committee deems appropriate.

The Board shall appoint one of the members of the Committee as the Chairperson of the Committee. The Chairperson shall have responsibility for overseeing that the Committee fulfills its mandate, duties and responsibilities effectively. Each member of the Committee shall continue to be a member until his/her successor is duly appointed, or until such earlier time as the member resigns, is removed, or ceases to be a director for any reason. The Board may fill a vacancy at any time.

III.	Committee Meetings

The Chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chairperson of the

Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. A majority of the number of Committee members shall constitute a quorum for the transaction of business at any meeting of the Committee. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.
The Committee and its members shall have complete access to management. Should any member of the Committee believe that participation of management or outside advisors in any discussion of a particular subject would be advisable, such member is encouraged to request such participation.

IV.	Committee Duties and Responsibilities

The Committee shall have the following duties and responsibilities:
1.	To annually review, evaluate and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and determine the CEO’s compensation levels based on this evaluation. In determining any long-term incentive component of CEO compensation, the Committee should consider factors that the Committee deems appropriate, including the Company’s performance and relative shareholder return, the value of similar incentive awards provided to CEOs at comparable companies, and the awards given to the CEO in past years. The CEO may not be present at any meeting of the Committee at which the Committee deliberates or votes on the CEO’s compensation.

2.	To annually review, evaluate and approve for the non-CEO executive officers of the Company (a) the annual base salary level, (b) the annual and/or quarterly incentive opportunity level, if any, (c) the long-term incentive opportunity level, if any, (d) employment agreements, severance arrangements, and change of control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental perquisites and benefits. The CEO may be present at any meeting of the Committee at which the Committee deliberates or votes on executive compensation other than CEO compensation.

3.	To periodically review trends in management and Board compensation and the competitiveness of the Company’s executive and director compensation programs (a) to ensure the attraction and retention of director and corporate officers; (b) to ensure the motivation of the executive officers to achieve the Company’s bonus objectives; and (c) to align the interest of the Company’s management with the short- and long-term interests of the Company and its shareholders.

4.	To review and approve the terms and conditions of the compensation and benefits packages for the Company’s new executive officers.

5.	To annually review and evaluate and make recommendations to the Board with respect to the compensation plans, programs and policies applicable to the

Company’s executive officers and/or employees, including incentive-compensation plans, equity-based plans and severance plans, and the Committee shall evaluate and recommend to the Board all new incentive plans and major benefit programs.
6.	To evaluate annually and to recommend to the Board the appropriate level of compensation for Board and committee service by non-employee members of the Board.

7.	To administer and exercise all authority granted to, and perform all duties and responsibilities as may be assigned to, the administering committee under the terms of the Company’s stock option plans and employee stock purchase plans, and shall be granted similar authority and perform similar duties and responsibilities under any additional stock option, stock purchase or similar incentive plans that may be established and approved by the Board.

8.	To oversee the evaluation of the Company’s executive officers.

9.	To make regular reports to the Board as the Committee deems appropriate from time to time.

10.	To review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

11.	The Committee shall annually review its own performance.
The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time and related to the purpose of the Committee.

V.	Resources

To the extent it deems necessary or appropriate, the Committee shall have the sole authority to retain (or terminate) any compensation consultant or expert and to obtain advice or assistance from outside legal, accounting and other advisors to assist the Committee in discharging its functions hereunder. The Committee shall be provided with the necessary funding to compensate any such consultants and advisors retained by the Committee. The Committee shall have sole authority to approve any such consultant’s or advisor’s fees and other retention terms.

VI.	Delegation of Authority

The Committee may delegate, as it deems appropriate, its responsibilities and duties to subcommittees or individual members of the Committee. Each such delegation shall be reflected in the Committee’s minutes.

VII.	Committee Evaluation

The Board shall conduct an annual evaluation of the Committee.

VIII.	Limitation on the Role of the Compensation Committee

Nothing in this Charter is intended, or may be construed, to impose on any member of the Committee a standard of care or diligence that in any way exceeds the standard to which all members of the Board of Directors are subject under applicable law.

Each member of the Committee shall be entitled, to the fullest extent permitted by law, to rely on the integrity of those persons and organizations within and outside the Company from whom he or she receives information and on the accuracy of the advice and information provided to the Company by such persons or organizations.

IX.	Limitation on the Committee’s Role

The Board does, however, expect the Committee to exercise independent judgment in performing its duties and responsibilities. The Board also expects that the Committee will maintain free and open communications with the other directors and the management of the Company.
* * *

Appendix C
IXIA
Nominating and Corporate Governance Committee
of the Board of Directors
Charter
(As adopted by the Board of Directors
of the Company on March 25, 2004)
          There shall be a committee of the Board of Directors (the “Board”) of Ixia (the “Company”) known as the Nominating and Corporate Governance Committee (the “Committee”).
I.	Purpose

The Committee shall recommend to the Board individuals qualified to serve as directors of the Company and as members of committees of the Board; advise the Board with respect to Board composition, procedures, committees and related matters; develop and recommend to the Board a set of, and advise the Board with respect to, Corporate Governance Guidelines applicable to the Company; and oversee the review and evaluation of the Board’s performance. Such activities shall be conducted in a manner consistent with the Company’s Bylaws and Corporate Governance Guidelines.

II.	Committee Membership

The Committee shall consist of that number (not less than two) of directors as the Board may determine from time to time. The members of the Committee shall be appointed by the Board. All members of the Committee shall qualify as independent directors under the listing standards of The Nasdaq Stock Market. Board members who are not members of the Committee and members of management may, at the invitation of the Committee, attend Committee meetings as observers.

The Board shall designate one of the members of the Committee as the Chairperson of the Committee. The Chairperson shall have responsibility for overseeing that the Committee fulfills its mandate, duties and responsibilities effectively. Each member of the Committee shall continue to be a member until his/her successor is duly appointed, or until such earlier time as the member resigns, is removed, or ceases to be a director for any reason. The Board may fill a vacancy at any time.

III.	Committee Meetings

The Chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Committee shall meet at least once annually. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. A majority of the number of Committee members shall constitute a quorum for the transaction of business at any meeting of the Committee. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.
The Committee and its members shall have complete access to management. Should any member of the Committee believe that participation of management or outside advisors in any discussion of a particular subject would be advisable, they are encouraged to request such participation.

IV.	Committee Goals and Responsibilities

The Committee shall have the following goals and responsibilities:
1.	The Committee shall periodically (at least annually) review and shall recommend, as appropriate, changes in, the size, structure and membership of the Board and its committees to assure that the proper skills and experience are represented on the Board and its committees.

2.	The Committee shall identify individuals qualified to become Board members for recommendation to the Board.

3.	The Committee shall formally recommend to the Board the slate of directors to be elected at each annual meeting of the Company’s shareholders. In evaluating a candidate for director, the Committee shall consider factors that are in the best interests of the Company and its shareholders, including the knowledge, experience, integrity and judgment of possible candidates for nomination as directors; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Board desires to have represented; each candidate’s ability to devote sufficient time and effort to his or her duties as a director; and any other factor or other criteria established by the Board.

4.	The Committee shall recommend to the Board qualified individuals to fill vacancies on the Board as necessary from time to time.

5.	The Committee shall review the suitability for continued services as a director of each Board member when his/her term expires or when he/she has had a significant change in status.

6.	The Committee shall consider nominees recommended by shareholders for election to the Board, provided the names of such nominees, accompanied by relevant biographical information, are submitted in accordance with the Company’s Bylaws, as the same may be amended from time to time.

7.	The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from legal, accounting or other advisors. In each case, the Committee shall consult with and notify the Board before engaging a search firm or any other advisor. The Chairperson of the Committee shall notify the Chief Executive Officer and the Board of any firm or advisor the Committee intends to hire and the purpose for which such firm or advisor is intended to be hired.
8.	The Committee shall make recommendations with respect to Board committee duties and, after consultation with the Board and consideration of the background of individual Board members, recommend annually to the Board and in the event of a vacancy in any committee the assignment of members to committees and the designation of committee chairpersons. The Committee shall consider periodic rotation of committee members, particularly committee chairs; provided, however, that the Committee is not required to recommend rotation of committee chairpersons or members on a specified timetable.

9.	The Committee shall be available to the Chairman of the Board and other directors for consultation concerning candidates as directors and perform such other functions which from time to time may be assigned by the Board.

10.	The Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines for the Company, which shall be consistent with any applicable laws, regulations and listing standards. At a minimum, the Corporate Governance Guidelines developed and recommended by the Committee shall address the following:
a.	Director qualification standards that, at a minimum, reflect the independence requirements of Nasdaq;

b.	Director selection criteria, including director background, skills, expertise, experience and specific areas of competence which would enhance the Board’s ability to manage and direct the affairs of the Company;

c.	Director responsibilities;

d.	Director access to management and, as necessary and appropriate, independent advisors; and

e.	Director continuing education.
11.	The Committee shall periodically (at least annually) review and reassess the Corporate Governance Guidelines adopted by the Board and recommend any proposed changes to the Board for its consideration and approval.

12.	The Committee shall, with advice from the Company’s outside legal counsel (and/or general counsel, if applicable), periodically review and recommend changes to the Company’s Articles of Incorporation and Bylaws as they relate to corporate governance matters.

13.	The Committee shall solicit comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

14.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its consideration and approval.

15.	The Committee shall make regular reports to the Board, as the Committee deems appropriate, but not less than once annually.

16.	The Committee shall annually review its own performance.
The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purpose of the Committee.

V.	Resources

The Committee shall have the authority to retain (or terminate) outside legal, accounting and other advisors to assist the Committee in discharging its functions hereunder. The Committee shall be provided with the necessary funding to compensate any such advisors retained by the Committee.

VI.	Delegation of Authority

The Committee may delegate, as it deems appropriate, its responsibilities and duties to subcommittees or individual members of the Committee. Each such delegation shall be reflected in the Committee’s minutes.

VII.	Committee Evaluation

The Board shall conduct an annual evaluation of the Committee.

VIII.	Limitation on the Role of the Committee

Nothing in this Charter is intended, or may be construed, to impose on any member of the Committee a standard of care or diligence that in any way exceeds the standard to which all members of the Board of Directors are subject under applicable law.

Each member of the Committee shall be entitled, to the fullest extent permitted by law, to rely on the integrity of those persons and organizations within and outside the Company from whom he or she receives information and on the accuracy of the information provided to the Company by such persons or organizations.
* * *

IXIA
AMENDED AND RESTATED
NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN
SECTION I. PURPOSE
     The purpose of the Ixia Amended and Restated Non-Employee Director Equity Incentive Plan (this “Plan”) is to provide an incentive which will motivate and reward “Non-Employee Directors” of the Company and promote the best interests and long-term performance of the Company by encouraging the ownership of the Company’s stock by such “Non-Employee Directors.” None of the Options granted pursuant to this Plan will qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
SECTION II. CERTAIN DEFINITIONS
     A. “1933 Act” shall mean the Securities Act of 1933, as amended from time to time.
     B. “2004 Restatement” means the Original Plan, as amended, restated and approved by the shareholders of the Company at the Company’s 2004 Annual Meeting of Shareholders held on May 13, 2004.
     C. “2004 Restatement Effective Date” means May 13, 2004.
     D. “2007 Restatement Effective Date” means May 25, 2007, provided that this Plan is approved by the shareholders of the Company at the 2007 Annual Meeting of Shareholders of the Company on such date. If this Plan is not so approved by the shareholders of the Company, then this Plan will not become effective, the 2004 Restatement shall remain in full force and effect, and the Company may continue to make grants pursuant to the terms of the 2004 Plan Restatement.
     E. “Annual Meeting of Shareholders” shall mean an Annual Meeting of Shareholders of the Company.
     F. “Award” means any Option or Restricted Stock Unit granted pursuant to the provisions of the Plan.
     G. “Award Agreement” means any written agreement, contract or other instrument or document evidencing and reflecting the terms of any Award granted pursuant to the provisions of the Plan.
     H. “Board” or “Board of Directors” means the Board of Directors of the Company.
     I. “Common Stock” means the shares of the Common Stock, without par value, of the Company.
     J. “Committee” means the Committee appointed by the Board in accordance with Section XII.C. of the Plan, if one is appointed.

     K. “Company” means Ixia, a California corporation, or any successor thereto.
     L. “Disability” means the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
     M. “Dividend Equivalents” means any right granted under Section VIII.C. of the Plan.
     N. “Fair Market Value,” as of a given date, means the fair market value of one share of Common Stock, determined as follows:
     (i) If the Common Stock is listed on any established stock exchange or on a national market system, including without limitation the Nasdaq Global Select Market or the Nasdaq Global Market of The Nasdaq Stock Market, the fair market value per share shall be the closing sales price (or the closing bid price, if no sales were reported) on such exchange or system on the date of grant of the Award or other applicable date (or, if such date is not a trading day, on the last trading day preceding such date), as such closing sales price (or closing bid price) is reported in such source as the Board deems reliable;
     (ii) If the Common Stock is regularly quoted by a recognized securities dealer but sales prices are not reported, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant or other applicable date (or, if there are no such prices for such date, on the last trading day preceding such date on which there were such reported prices) as reported in such source as the Board deems reliable; or
     (iii) If there is no public market for the Common Stock, the fair market value per share shall be determined by the Board in good faith.
     O. “Non-Employee Director” means a person who is a member of the Board of Directors but who is not an employee of the Company or any subsidiary of the Company.
     P. “Option” means a stock option to purchase Common Stock granted to a Participant pursuant to the Plan.
     Q. “Original Plan” means the Ixia Director Stock Option Plan adopted by the Board on September 1, 2000 in effect prior to the 2004 Restatement.
     R. “Participant” means a Non-Employee Director who is granted an Award.
     S. “Plan” means this Ixia Amended and Restated Non-Employee Director Equity Incentive Plan, as adopted by the Board on April 23, 2007.
     T. “Restricted Stock Unit” means any unit granted under Section VI of this Plan evidencing the right to receive one Share of Common Stock at some future date.

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     U. “Shares” means shares of the Common Stock, any shares into which such Shares may be converted in accordance with Section IX of the Plan.
SECTION III. EFFECTIVENESS OF PLAN
     This Plan restatement shall become effective as of the date of approval of the shareholders of the Company at the Annual Meeting of Shareholders scheduled to be held on May 25, 2007 (the “2007 Annual Meeting”). No Awards will be granted under this Plan prior to obtaining approval of the shareholders of the Company at the 2007 Annual Meeting. If this Plan is not so approved by the shareholders of the Company at the 2007 Annual Meeting, then (i) this Plan will not become effective for any purpose, and (ii) the 2004 Restatement shall remain in full force and effect and the Company may continue to make grants pursuant to the terms and conditions of the 2004 Restatement, including without limitation any grants to be made on the date of the 2007 Annual Meeting.
SECTION IV. STOCK
     The maximum aggregate number of shares of Common Stock which may be reserved for issuance under this Plan is 400,000 or the number of shares of stock to which such Shares shall be adjusted as provided in Section IX of the Plan. Shares subject to, but not sold or issued under, any Award terminating, expiring, forfeited or canceled for any reason prior to issuance of such Shares shall again become available for Awards thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.
SECTION V. ELIGIBILITY
     Awards may be granted under the Plan only to Non-Employee Directors.
SECTION VI. INITIAL AWARD; ANNUAL AWARDS
     A. Initial Award upon Election for the First Time as a Non-Employee Director. Each Non-Employee Director who is elected or appointed for the first time to the Board, whether through election by the shareholders of the Company or through appointment by the Board, shall automatically be granted, effective as of the date of such election or appointment, an Award as determined in accordance with this Section VI.A.; provided, however, that any director who is an employee of the Company and who ceases to be an employee but remains a director shall not be eligible to receive any Award pursuant to this Section VI.A. upon such change in status. The Award granted to a Non-Employee Director pursuant to this Section VI.A. shall be as follows:
     (i) If the Non-Employee Director is elected or appointed for the first time on or after the 2007 Restatement Effective Date, the number of Restricted Stock Units equal to the sum of 10,000 plus (1) if the Non-Employee Director is elected or appointed for the first time on the date of an Annual Meeting of Shareholders, the number of Restricted Stock Units (as set forth in Section VI.B.(i) below) issuable to Non-Employee Directors re-elected on such date, or (2) if the Non-Employee Director is elected or appointed for the first time on a date other than the date of an Annual Meeting of Shareholders, the number of

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Restricted Stock Units obtained by multiplying (a) the number of Restricted Stock Units (as set forth in Section VI.B.(i) below) issuable to Non-Employee Directors at the most recent Annual Meeting of Shareholders preceding such date by (b) a fraction, the numerator of which is equal to 12 minus the number of full months that have elapsed since the most recent Annual Meeting of Shareholders and the denominator of which is 12.
     (ii) If the Non-Employee Director is elected or appointed for the first time on or after the 2004 Restatement Effective Date but prior to the 2007 Restatement Effective Date, an Option to purchase a sum of 25,000 shares of Common Stock plus (1) 10,000 shares of Common Stock, if the Non-Employee Director is elected or appointed for the first time on the date of an Annual Meeting of Shareholders of the Company or (2) if the Non-Employee Director is elected or appointed for the first time on a date other than the date of an Annual Meeting of Shareholders, the product obtained by multiplying 10,000 by a fraction, the numerator of which is equal to 12 minus the number of full months that have elapsed since the most recent Annual Meeting of Shareholders and the denominator of which is 12.
     (iii) If the Non-Employee Director is elected or appointed for the first time prior to the 2004 Restatement Effective Date, an Option to purchase 10,000 shares of Common Stock.
     B. Annual Awards upon Re-Election as a Non-Employee Director. Each Non-Employee Director shall automatically be granted an Award, as determined in accordance with this Section VI.B., on the date of each Annual Meeting of Shareholders at which the Non-Employee Director is re-elected to the Board of Directors; provided, however, that prior to the 2004 Restatement Effective Date, a Non-Employee Director shall be entitled to receive a re-election grant under this Section VI.B. only if he or she has been a director of the Company for at least six months preceding the Award date. The Award granted to a Non-Employee Director pursuant to this Section VI.B. shall be as follows:
     (i) If the Non-Employee Director is re-elected on or after the 2007 Restatement Effective Date, the number of Restricted Stock Units set forth below for the applicable calendar year during which the grant is made:

Year of Annual Meeting	Number of Restricted Stock Units
2007	4,000
2008	4,200
2009	4,410
2010	4,630
     (ii) If the Non-Employee Director is re-elected on or after the 2004 Restatement Effective Date but prior to the 2007 Restatement Effective Date, an Option to purchase 10,000 shares of Common Stock.

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     (iii) If the Non-Employee Director is re-elected prior to the 2004 Restatement Effective Date, an Option to purchase 5,000 shares of Common Stock.
SECTION VII. TERMS AND CONDITIONS OF OPTIONS
     A. Option Exercise Price. The exercise price of the Common Stock subject to all Options granted hereunder shall be 100% of the Fair Market Value of the Common Stock on the date of the grant of such Options.
     B. Term and Vesting of Options.
     (i) Each Option granted pursuant to Sections VI.A. and VI.B. shall have a term of seven years, subject to earlier termination pursuant to Section IX.B. of the Plan.
     (ii) Each Option granted on or after 2004 Restatement Effective Date pursuant to Section VI.A. shall vest and become exercisable in eight equal quarterly installments commencing on the last day of the calendar quarter in which the Option is granted and continuing on the last day of each of the seven calendar quarters thereafter, as long as the optionee continues to serve as a Non-Employee Director on such vesting dates.
     (iii) Each Option granted prior to the 2004 Restatement Effective Date pursuant to Section VI.A. shall vest and become exercisable in four equal quarterly installments commencing on the last day of the calendar quarter in which the Option is granted and continuing on the last day of each of the three calendar quarters thereafter, as long as the optionee continues to serve as a Non-Employee Director on such vesting dates; provided, however, that with respect to such Options granted prior to the 2004 Restatement Effective Date and except as provided in Subsection D(ii) of this Section VII, no Option may be exercised at any time unless the Participant is then a Non-Employee Director and has been so continuously since the granting of the Option.
     (iv) Each Option granted pursuant to Section VI.B. will vest and become exercisable in four equal quarterly installments commencing on the last day of the calendar quarter in which the Option is granted and continuing on the last day of each of the three calendar quarters thereafter, as long as the optionee continues to serve as a Non-Employee Director on such vesting dates; provided, however, that with respect to such Options granted prior to the 2004 Restatement Effective Date and except as provided in Subsection D(ii) of this Section VII, no Option may be exercised at any time unless the Participant is then a Non-Employee Director and has been so continuously since the granting of the Option.
     (v) For Options granted on or after the 2004 Restatement Effective Date pursuant to Subsections A or B of Section VI, each vested installment of Options will expire four years after vesting, subject to earlier termination pursuant to Section IX.B. of this Plan.
     (vi) An Option may not be exercised for a fraction of a Share.

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     C. Termination of Service.
     (i) Options granted on or after the 2004 Restatement Effective Date shall not terminate or expire as to unexercised vested installments as a result of a Participant’s voluntary or involuntary termination of service as a Non-Employee Director, including as a result of his or her death or Disability. In the event of any such termination, the Participant (or his or her personal representative if the Participant has died) may, at any time through the expiration of the four-year exercise period for any installment vested on the date of such termination, exercise the Options as to all or part of such vested installment. To the extent that the Participant is not entitled to exercise the Options at the date of such termination, or to the extent that vested installments of Options at the time of termination of service are not exercised prior to the four-year anniversary of the date on which such installments vested, the Options shall terminate. In no event shall any such Options be exercisable as to any vested installment after the expiration of the four-year exercise period applicable to such installment.
     (ii) For Options granted prior to the 2004 Restatement Effective Date, if a Participant voluntarily or involuntarily terminates his or her service as a Non-Employee Director for any reason other than death or Disability, the Participant may exercise the Options at any time within 90 days after the date of such termination, but only to the extent that the Participant was entitled to exercise the Options on the date of termination. In no event shall such Options be exercisable after the expiration of the term of the Options, and any Options not so exercised shall expire. For Options granted prior to the Amendment Effective Date, if a Participant’s service as a Non-Employee Director is terminated by reason of death or Disability, the Participant, or the Participant’s personal representative if the Participant has died, may exercise any or all of the Participant’s unexercised Options which are vested on the date of termination, provided such exercise occurs within 12 months after the date of the Participant’s death or termination of service as a result of Disability but not after the expiration of the term of the Options.
     D. Payment of Option Exercise Price. The exercise price is to be paid in full upon exercise of an Option, either (i) in cash, (ii) by check, (iii) in shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate cash exercise price of the Option being exercised, (iv) by consideration received by the Company under a cashless exercise program acceptable to the Company in connection with the Plan, or (v) by any combination of the payment methods specified in the foregoing clauses (i), (ii), (iii) and (iv); provided, however, that shares of Common Stock tendered in payment must be shares owned by the Non-Employee Director and registered in the Non-Employee Director’s name and may not include shares of Common Stock acquired by the Non-Employee Director through the exercise of an Option granted less than six months prior to the date of exercise of the Option being exercised.
     E. Option Agreements. An Award of an Option granted prior to the 2004 Restatement Effective Date shall be evidenced by a written agreement in substantially the form of the agreement attached hereto as Attachment I. An Award of an Option granted on or after the 2004 Restatement

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Effective Date shall be evidenced by a written agreement in substantially the form of the agreement attached hereto as Attachment II.
     F. Pro Rata Allocation. In the event that the Options to be granted under the Plan on a specific grant date would exceed the number of shares then available for grant hereunder, the shares available for grant shall be allocated on a pro rata basis among the Non-Employee Directors who are entitled to be granted Options on such grant date.
     G. Procedure for Exercise. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option agreement by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Subsection E of this Section VII. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares to be issued upon exercise of the Option, notwithstanding the exercise of the Option. A share certificate for the number of shares acquired upon exercise of an Option shall be issued as soon as administratively practicable after such exercise; provided, however, that if the shares are covered by a registration statement under the 1933 Act or can otherwise be issued without a legend restricting their transfer, the Participant may direct that the shares be issued and delivered by electronic transfer to a securities account maintained in the Participant’s name. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section IX of the Plan.
          Exercise of an Option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of shares as to which the Option is exercised.
SECTION VIII. TERMS AND CONDITIONS
OF RESTRICTED STOCK UNITS
     A. Grant. A Restricted Stock Unit is a bookkeeping entry that represents the right to receive one Share to be issued and delivered at the end of the applicable vesting period, subject to a risk of cancellation and to the other terms and conditions set forth in the Plan and in any Award Agreement evidencing the Restricted Stock Unit. The Company shall establish and maintain accounts for Participants in which the Company shall record Restricted Stock Units and the transactions and events affecting such units. Restricted Stock Units and other items reflected in the account will represent only bookkeeping entries by the Company to evidence the Company’s unfunded obligations. The terms of any Restricted Stock Unit granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee which are not inconsistent with the Plan and which shall be in substantially the form of the agreement attached at Attachment III.

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     B. Vesting.
     (i) The Restricted Stock Units granted on any given date pursuant to Section VI.A. will vest in eight equal quarterly installments commencing on the 15th day of the second calendar month of the first calendar quarter following the calendar quarter in which the Restricted Stock Units are granted and continuing on the 15th day of the second calendar month of each of the seven calendar quarters thereafter, as long as the recipient continues to serve as a Non-Employee Director on such vesting dates; provided, however, that to the extent then unvested (1) any grants made upon initial election at an Annual Meeting shall vest in full on the date immediately preceding the date of the Annual Meeting held during the second calendar year following the grant date and (2) any grants made upon initial election or appointment to the Board on a date other than the date of an Annual Meeting shall vest in full on the date immediately preceding the date of the second anniversary of the grant date, as long as in each case the recipient is serving as a Non-Employee Director on such vesting date.
     (ii) The Restricted Stock Units granted on any given date pursuant to Section VI.B. will vest in four equal quarterly installments commencing on the 15th day of the second calendar month during the first calendar quarter following the calendar quarter in which the Restricted Stock Units are granted and continuing on the 15th day of the second calendar month of each of the three calendar quarters thereafter, as long as the recipient continues to serve as a Non-Employee Director on such vesting dates; provided, however, that to the extent then unvested, the Restricted Stock Units granted on the date of an Annual Meeting shall vest on the date immediately preceding the date of the next year’s Annual Meeting as long as the recipient is serving as a Non-Employee Director on such vesting date.
     C. Rights of Holders of Restricted Stock Units; Dividend Equivalents. Unless the Committee otherwise provides in an Award Agreement for Restricted Stock Units, any Participant holding Restricted Stock Units shall have no rights as a shareholder of the Company with respect to such Restricted Stock Units. Subject to the provisions of the Plan and any Award Agreement, the recipient of Restricted Stock Units may, if so determined by the Committee, be entitled to receive, with respect to the number of shares of Common Stock covered by the Award, payments (“Dividend Equivalents”) in amounts equivalent to cash, stock or other property paid by the Company as dividends on the Company’s Common Stock prior to the vesting of the Restricted Stock Units.
     D. Delivery of Shares in Settlement of Restricted Stock Units. Restricted Stock Units (if not previously cancelled) will be automatically settled on or about the vesting date(s) set forth in the Award Agreement evidencing the Award, but in no event later than two and one-half (2 1/2) months after the end of the calendar year in which the vesting date occurs. The Company may make delivery of Shares in settlement of Restricted Stock Units by either delivering one or more stock certificates representing such Shares to the Participant, registered in the name of the Participant, or by depositing such Shares into an account maintained for the Participant and established in connection with any Company plan or arrangement providing for investment in Common Stock of the Company.

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     E. Termination of Continuous Status as a Non-Employee Director. Unless otherwise determined by the Committee or unless otherwise provided in the Award Agreement evidencing the Award, in the event of the termination of a Participant’s status as a Non-Employee Director, the Participant’s Restricted Stock Units which are not vested as of the date of such status change shall not vest and shall automatically be cancelled for no value and without issuance of any Shares.
     F. Waiver of Forfeiture. The Committee may, when it finds that a waiver would be in the best interests of the Company and subject to such terms and conditions as the Committee shall deem appropriate, waive in whole or in part any remaining vesting restrictions with respect to any Restricted Stock Units or any other conditions set forth in any related Award Agreement.
     G. Pro Rata Allocation. In the event that the Restricted Stock Units to be granted under the Plan on a specific grant date would exceed the number of shares then available for grant hereunder, the shares available for grant shall be allocated on a pro rata basis among the Non-Employee Directors who are entitled to be granted Awards on such grant date.
SECTION IX. ADJUSTMENTS UPON
CHANGES IN CAPITALIZATION, DISSOLUTION,
LIQUIDATION, MERGER OR ASSET SALE
     A. Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, or the number and type of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, expiration or forfeiture of an Award, as well as the exercise price per Share, as applicable, covered by such outstanding Awards, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, combination or reclassification or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award or the number of Shares subject to the Plan. Without limiting the generality of the foregoing, no adjustment shall be made to the number of Shares subject to the automatic grant provisions of Section VI of the Plan as a result of any changes in capitalization as described in this Section IX.A.
     B. Dissolution, Liquidation, Merger or Asset Sale. In the event of the proposed dissolution or liquidation of the Company, the proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding shares of Common Stock are exchanged for or converted into cash or property or securities not of the Company, the Board shall (i) declare that all Options outstanding

9

under the Plan shall terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given by the Company to all Participants, unless such 30-day period is waived by all Participants and shall give each Participant the right to exercise his or her Option or Options granted hereunder as to all or any part of the shares subject thereto, including shares which have not vested at such time, until the date of termination of the Options, provided, however, that no Options may be exercised after their expiration; (ii) accelerate the vesting of Restricted Stock Units; and/or (iii) cause any Award outstanding as of the effective date of any such event to be cancelled in consideration of a cash payment or grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled Award, provided that such payment and/or grant are substantially equivalent in value to the fair market value of the cancelled Award as determined by the Board or its Committee.
     C. No Fractional Shares. No fractional shares of Common Stock shall be issuable on account of any action described in this Section IX, and the aggregate number of shares covered by an Award, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action.
SECTION X. AMENDMENT OR TERMINATION
     A. Amendment or Termination. Unless this Plan shall have been earlier terminated as hereinafter provided, this Plan shall terminate, and no Award shall thereafter be granted hereunder, on September 1, 2010. The Board of Directors may, at any time prior to such date, (i) terminate this Plan or (ii) make such amendments to or modifications of the Plan as the Board may deem advisable; provided, however, that no amendment authorized by the Board will be effective unless approved by the shareholders of the Company if the amendment would (a) increase the number of shares reserved for issuance under the Plan other than an adjustment under Section IX of the Plan; or (b) amend or modify the Plan in any other way if such amendment or modification requires approval by the shareholders of the Company in order to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any other applicable law, regulation or stock exchange or market system rule or requirement.
     B. Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect any Awards already granted under the Plan. Such Awards shall remain in full force and effect as if the Plan had not been so amended or terminated.
SECTION XI. WITHHOLDING
     The grant of Awards hereunder and the issuance of shares pursuant thereto is conditioned upon the Company’s reservation of the right to withhold, in accordance with any applicable law and from any compensation payable to a Non-Employee Director, any taxes the Company determines that it is required to withhold under federal, state or local law as a result of such grants or the issuance of shares pursuant thereto. To the extent that such compensation, if any, is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require a Non-Employee Director, as a condition to the issuance of such shares, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make arrangements

10

satisfactory to the Company to enable the Company to satisfy its withholding obligations under federal, state and local law.
SECTION XII. MISCELLANEOUS
     A. Rights to Continued Service. Nothing in this Plan or in any Award granted pursuant to this Plan shall confer on any individual any right to continue as a Non-Employee Director.
     B. Investment Undertakings. Until and unless the issuance of shares of Common Stock pursuant to this Plan shall have been registered pursuant to the 1933 Act and applicable state securities laws, each Participant acquiring shares of Common Stock under this Plan may be required, as a condition precedent to such issuance, to execute and deliver to the Company a letter or certificate containing such investment representations, agreements restricting sale (including, without limitation, provision for stop transfer orders and restrictive legends on stock certificates) and confirmation of other relevant facts to support any exemption from the registration requirements under the 1933 Act and such state securities laws on which the Company intends to rely, all as shall be deemed reasonably necessary by counsel for the Company and in such form as such counsel shall determine.
     C. Administration of the Plan. The Plan shall be administered by the Board. The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. The Board or its Committee shall have the authority to make all determinations deemed necessary or advisable for the administration of the Plan; provided, however, that the Board or its Committee shall have no discretion to determine the selection of persons to whom Awards will be granted, the frequency of Awards or the number of shares subject to Awards (except in accordance with Section VII.F. hereof), the exercise prices of Options, or any other material terms of the Awards. All decisions and determinations of the Board or its Committee with respect to the Plan shall be final and binding.
     D. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available, such number of shares as shall be sufficient to satisfy the requirements of this Plan.
     E. Nontransferability of Awards. No Awards granted under the Plan, and no Shares subject to any such Awards, that have not been issued or as to which any applicable vesting restriction has not lapsed, may be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce. Options may be exercised during the life of the optionee only by the optionee or the optionee’s guardian or legal representative.
     F. Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Accordingly, the Company shall not issue or sell any Shares under this Plan if such action would constitute a violation

11

of applicable laws, rules and regulations, including without limitation securities laws. Furthermore, the inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
SECTION XIII. EFFECTIVENESS OF THE ORIGINAL PLAN
     Effectiveness of the Original Plan was subject to approval by the shareholders of the Company within 12 months after the date on which the Original Plan was adopted by the Board of Directors; provided, however, that Options could be granted pursuant to the Original Plan subject to subsequent approval of the Original Plan by the Company’s shareholders. Such approval was given at a regular meeting of the shareholders of the Company or at a special meeting of the shareholders duly called and held for such purpose, or by written consent of the shareholders in accordance with applicable law. Grants of Options, if any, made prior to shareholder approval of the Original Plan were made subject to the obtaining of such approval and, if such approval had not been obtained as aforesaid, any such grants would not have been effective for any purpose.
* * *

12

CERTIFICATE OF SECRETARY
     The undersigned Secretary of Ixia, a California corporation (the “Company”), hereby certifies that the foregoing is a true and correct copy of the Company’s Amended and Restated Non-Employee Director Stock Option Plan as adopted by the Board of Directors of the Company on April 23, 2007 and as approved by the shareholders of the Company on May                    , 2007.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Secretary as of the date set forth below.
Date:                                         ,2007

Ronald W. Buckly, Secretary

Attachment I
IXIA
DIRECTOR STOCK OPTION PLAN
STOCK OPTION AGREEMENT
     Ixia, a California corporation (the “Company”), hereby grants to                                          (the “Optionee”) an option (the “Option”) to purchase a total of                                         (                    ) shares of Common Stock (the “Shares”) of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company’s Director Stock Option Plan (the “Plan”), which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.
     1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or to otherwise qualify for any special tax benefits to the Optionee.
     2. Date of Grant; Term of Option. This Option is granted as of                    , and it may not be exercised later than .
     3. Option Exercise Price. The Option exercise price is $                     per Share, which price is not less than one hundred percent (100%) of the fair market value thereof on the date this Option is granted.
     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:
          (a) Right to Exercise. This Option shall vest and become exercisable, cumulatively, in four (4) equal installments of                                         (                    ) Shares commencing on the last day of the calendar quarter during which this Option is granted, with an additional installment vesting on the last day of each of the three (3) calendar quarters thereafter as long as the Optionee remains a Non-Employee Director.
          (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, and such other representations and agreements as to the Optionee’s investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement if required by the Company. Payment of the purchase price shall be by cash, check, the delivery of Shares owned by the Optionee having a fair market value equal to the aggregate purchase price of the Shares being purchased, or any combination of such consideration and methods of payment. The purchase price may also be paid by consideration received by the Company under any cashless exercise program acceptable to the Company in connection with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan, any Stock Purchase Agreement, and/or as required under applicable law.
          (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.
     5. Termination of Status as an Outside Director.
          (a) If the Optionee ceases to serve as a Non-Employee Director for any reason other than death or Disability, the Optionee shall have the right to exercise this Option at any time within three months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent this Option is not exercised within such three-month period, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.
          (b) If the Optionee ceases to serve as a Non-Employee Director due to death or Disability, the Optionee (or the personal representative of the Optionee if the Optionee has died) shall have the right to exercise this Option at any time within 12 months after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within such 12-month period, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.
     6. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
     7. Continuation as a Director. This Option shall not confer upon the Optionee any right to continue or be nominated as a director of the Company or any of its subsidiaries or limit in any respect the right of the Company to remove the Optionee as a director of the Company at any time.

     8. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.
     9. The Plan. This Option is subject to, and the Company and the Optionee agrees to be bound by, all of the terms and conditions of the Company’s Director Stock Option Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder.

Date:	Ixia, a California corporation

By:
Title:

     The Optionee acknowledges receipt of a copy of the Ixia Director Stock Option Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or its committee upon any questions arising under the Plan.

Date:

Signature of Optionee

Address

	City	State	Zip Code

Attachment II
IXIA
AMENDED AND RESTATED
NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
STOCK OPTION AGREEMENT
     Ixia, a California corporation (the “Company”), hereby grants to                                          (the “Optionee”) an option (the “Option”) to purchase a total of                                          (                    ) shares of Common Stock (the “Shares”) of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company’s Amended and Restated Non-Employee Director Stock Option Plan (the “Plan”), which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.
     1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or to otherwise qualify for any special tax benefits to the Optionee.
     2. Date of Grant; Term of Option. This Option is granted as of                     , and it may not be exercised later than                     . Each vested installment of this Option will expire on the four-year anniversary of its vesting date.
     3. Option Exercise Price. The Option exercise price is $                      per Share, which price is not less than one hundred percent (100%) of the fair market value thereof on the date this Option is granted.
     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:
     (a) Right to Exercise. This Option shall vest and become exercisable, cumulatively, in                       equal installments of                                            (                     ) Shares each commencing on the last day of the calendar quarter during which this Option is granted, with an additional installment vesting on the last day of each of the                      calendar quarters thereafter as long as the Optionee remains a Non-Employee Director. The Optionee may exercise this Option, in whole or in part, to acquire Shares as to which this Option has vested at any time during the period beginning on and including the applicable vesting date and ending on and including the four-year anniversary of such vesting date (e.g., this Option shall be exercisable as to the installment vesting on                      from and including                                         through the close of business on                                         ).

     (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, and such other representations and agreements as to the Optionee’s investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement if required by the Company. Payment of the purchase price shall be by cash, check, the delivery of Shares owned by the Optionee having a fair market value equal to the aggregate purchase price of the Shares being purchased, or any combination of such consideration and methods of payment. The purchase price may also be paid by consideration received by the Company under any cashless exercise program acceptable to the Company in connection with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan, any Stock Purchase Agreement, and/or as required under applicable law.
     (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.
     5. Termination of Status as a Non-Employee Director. If the Optionee ceases to serve as a Non-Employee Director for any reason, the Optionee shall have the right to exercise any vested installments of this Option prior to the close of business on the four-year anniversary of the date on which such installment vested. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent any vested installment of this Option is not exercised prior to the close of business on the four-year anniversary of the date on which such installment vested, this Option shall terminate.
     6. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, other than by will or by the laws of descent or distribution. This Option may be exercised during the lifetime of the Optionee only by the Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
     7. Continuation as a Director. This Option shall not confer upon the Optionee any right to continue or be nominated as a director of the Company or any of its subsidiaries or limit in any respect the right of the Company to remove the Optionee as a director of the Company at any time.
     8. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.
     9. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company’s Amended and Restated Non-Employee Director Stock Option Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder.

Date:	Ixia, a California corporation

By:
Title:

     The Optionee acknowledges receipt of a copy of the Ixia Amended and Restated Non-Employee Director Stock Option Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or its committee upon any questions arising under the Plan.

Date:

Signature of Optionee

Address

	City	State	Zip Code

Attachment III
Amended and Restated
Non-Employee Director Equity Incentive Plan
Restricted Stock Unit Award Agreement
     Ixia (“Ixia” or the “Company”) hereby grants to you a Restricted Stock Unit Award under the Ixia Amended and Restated Non-Employee Director Equity Incentive Plan (the “Plan”), as set forth below. Capitalized terms defined in the Plan but not in this Agreement shall have the meanings given to them herein.
Name:
Date of Grant:
Number of
Restricted Stock Units:
Nature of

Restricted Stock Units:	Each Restricted Stock Unit represents the right to receive one share (“Share”) of Ixia Common Stock to be issued and delivered at the end of the applicable vesting period, subject to the risk of cancellation as described herein and in the Plan.

Vesting Schedule:	The Restricted Stock Units will vest in [eight/four] equal quarterly installments, with the first installment vesting on [ 15, 200 ] and the remaining installments vesting on the 15th day of the second calendar month of each of the [seven/three] calendar quarters thereafter, as long as you remain a Non-Employee Director of the Company through each such vesting dates.

Forfeiture:	If you cease to serve as a Non-Employee Director for any reason, any Restricted Stock Units which are not vested as of the date of such termination shall not vest and shall automatically be cancelled and forfeited for no value and without any issuance of Shares.

Taxes:	Payment of the applicable taxes in connection with the vesting of Restricted Stock Units shall be a condition to the issuance and delivery of Shares upon any vesting of the Restricted Stock Units (see Restricted Stock Unit Terms and Conditions attached hereto).
This Restricted Stock Unit Award Agreement consists of this page and the Restricted Stock Unit Terms and Conditions attached hereto. By signing below, you accept the grant of this Restricted Stock Unit Award and agree that this Restricted Stock Unit Award is subject in all respects to the terms and conditions of the Plan and the related Prospectus containing information concerning the Plan.
You further acknowledge and agree that (i) you have carefully reviewed this Restricted Stock Unit Award Agreement (including the Restricted Stock Unit Terms and Conditions attached hereto) and the Plan and (ii) this Restricted Stock Unit Award Agreement and the Plan set forth the entire understanding between you and the Company regarding this Restricted Stock Unit Award and supersede all prior or contemporaneous oral and written agreements with respect thereto.
IXIA

By:

Print Name:	Date

Title:

Participant	Date

AMENDED AND RESTATED
IXIA NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN
Restricted Stock Unit Award Agreement — Restricted Stock Unit Terms and Conditions
The following Restricted Stock Unit Terms and Conditions apply to the Restricted Stock Unit Award granted by Ixia (“Ixia” or the “Company”) to the Participant whose name appears on the Restricted Stock Unit Award Agreement cover page to which these Restricted Stock Unit Terms and Conditions are attached.
1.	Amended and Restated 1997 Equity Incentive Plan. This Restricted Stock Unit Award is in all respects subject to the terms, definitions and provisions of the Ixia Amended and Restated Non-Employee Director Equity Incentive Plan (the “Plan”) adopted by the Company and incorporated herein by reference. Capitalized terms defined in the Plan but not defined in this Restricted Stock Unit Award Agreement shall have the meanings given to them in the Plan.
2. Vesting of Restricted Stock Units Awards.
(a)	Upon each vesting date for the Restricted Stock Unit Award (each, a “Vesting Date”), one share of Ixia Common Stock shall be issuable for each Restricted Stock Unit that vests on such date, subject to the terms and provision of the Plan and this Restricted Stock Unit Award Agreement. Following vesting, the Company will issue and transfer such Shares to the Participant as soon as administratively feasible and following satisfaction of any required withholding tax obligations as provided in Section 4 below.

(b)	To the extent the Restricted Stock Units vest and Shares are issued and delivered to the Participant, such Shares will be free of the terms and conditions of this Restricted Stock Unit Award Agreement.

(c)	No rights of a shareholder shall exist with respect to the Restricted Stock Units as a result of the mere grant of the Restricted Stock Units. Such rights shall exist only after issuance of the Shares following the applicable Vesting Date.
3.	Delivery of Shares upon Vesting of Restricted Stock Units. Restricted Stock Units (if not previously forfeited) will automatically be settled on or about the Vesting Date or Vesting Dates set forth on the cover page of this Restricted Stock Unit Award Agreement. The Company may make delivery of Shares upon vesting of Restricted Stock Units either by (i) delivering one or more stock certificates representing such Shares to the Participant, registered in the name of the Participant, or (ii) if administratively feasible for the Company at such time, electronically depositing such Shares into a securities account maintained for the Participant. All certificates for Shares and all Shares shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Shares are then listed or quoted, and any applicable Federal or state securities law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
4.	Taxes. The Participant is responsible for any federal, state, local or other income, employment or other applicable taxes required to be withheld under Federal, state, local or other law in connection with: (i) the vesting of the Restricted Stock Unit Award and the issuance and delivery of Shares to the Participant, or (iii) any other event occurring pursuant to this Restricted Stock Award Agreement or the Plan (collectively, “Taxes”). The Participant acknowledges that in connection with the issuance of Shares upon the vesting of Restricted Stock Units, the Company may be required to withhold

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from the Participant an amount that is sufficient to satisfy the Company’s tax withholding obligations. Notwithstanding any contrary provision of this Restricted Stock Unit Award Agreement or the Plan, no Shares will be issued to the Participant (or his or her estate, if applicable) upon vesting of Restricted Stock Units unless and until satisfactory arrangements (as determined by the Committee) have been made by the Participant with respect to the withholding and payment of any applicable Taxes which the Company determines must be withheld with respect to such Shares. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may (but is not required to) permit the Participant to satisfy any such Tax withholding obligations in any of the following ways:
(a)	Payment in Cash. The Participant may elect to pay to the Company an amount sufficient to cover such Taxes by making a cash payment to the Company.

(b)	Payment by Sale of Shares. The Participant may also elect to satisfy his or her obligations for the payment of such Taxes by arranging for the sale, upon vesting of Restricted Stock Units, of that number of whole Shares which are otherwise deliverable upon vesting and for which sales proceeds are sufficient to satisfy the amount of the Taxes required to be withheld.

(c)	Company Rights. Any elections permitted to be made pursuant to this Section 4 shall be made in writing or via electronic transmission on such form as shall be prescribed by the Company for such purpose. The Company also reserves the right to withhold Taxes, in accordance with any applicable law, (i) from any compensation or other amounts payable to the Participant and/or (ii) except where the Participant is paying taxes in the manner described in Section 4(a) above, from the Shares otherwise issuable to the Participant upon the vesting of Restricted Stock Units. The Participant further agrees that if he or she at any time fails to make satisfactory arrangements for the payment of Taxes upon the vesting of Restricted Stock Units, then in addition to the Company options specified in the immediately preceding sentence, the Participant may be deemed to have elected to sell vested Shares to cover the payment of applicable Taxes. In the event that the Company elects to satisfy the Participant’s obligations for the payment of Taxes by retaining Shares which would otherwise be deliverable in connection with the Restricted Stock Unit Award upon vesting, the Company shall retain that number of whole Shares which have a Fair Market Value sufficient to satisfy the amount of the Taxes required to be withheld. “Fair Market Value” for this purpose shall be as determined in the Plan as of the last trading day before the applicable Vesting Date.
5.	Termination of Status as Non-Employee Director. If the Participant ceases to serve as an Employee for any reason and thereby terminates his or her status as a Non-Employee Director, the Participant’s Restricted Stock Units which are not vested as of the date of such termination shall not vest and shall automatically be cancelled and forfeited for no value and without any issuance of Shares.
6.	Nontransferability of Restricted Stock Units. This Restricted Stock Unit Award may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than transfers between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Restricted Stock Unit Award shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant. The Shares issued upon vesting of the Restricted Stock Unit Award will not be subject to restrictions on transfer under this Section 6.

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7.	No Dividend Equivalents. The Participant shall not be entitled to receive, currently or on a deferred basis, any payments (i.e., “dividend equivalents”) equivalent to cash, stock or other property paid by the Company as dividends on the Company’s Common Stock prior to the vesting of the Restricted Stock Units.
8.	No Right of Continued Service. Neither the Plan nor this Restricted Stock Unit Award shall confer upon the Participant any right to continue in the service of the Company as a Non-Employee Director.
9. Miscellaneous.
(a)	Successors and Assigns. This Restricted Stock Unit Award Agreement shall bind and inure only to the benefit of the parties to this Restricted Stock Unit Award Agreement (the “Parties”) and their respective permitted successors and assigns.

(b)	No Third-Party Beneficiaries. Nothing in this Restricted Stock Unit Award Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective permitted successors or assigns. Nothing in this Restricted Stock Unit Award Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Restricted Stock Unit Award Agreement shall give any third person any right of subrogation or action over or against any Party.

(c)	Amendments.
(i)	The Committee reserves the right to amend the terms and provisions of this Restricted Stock Unit Award without the Participant’s consent to comply with any Federal or state securities law.

(ii)	Except as specifically provided in subsection (i) above, this Restricted Stock Unit Award Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Restricted Stock Unit Award Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Restricted Stock Unit Award Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Restricted Stock Unit Award Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.
(d)	Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.
(e)	Severability. If any provision of this Restricted Stock Unit Award Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Restricted Stock Unit Award Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.
* * * *

III - 3

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
IXIA
2007 Annual Meeting of Shareholders
The undersigned shareholder of Ixia, a California corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 24, 2007, and Annual Report to Shareholders for the year ended December 31, 2006, and hereby appoints Errol Ginsberg and Thomas B. Miller, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on Friday, May 25, 2007, at 9:00 a.m., local time, at the Renaissance Hotel, located at 30100 Agoura Road, Agoura Hills, California 91301, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse.
PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
DO NOT FOLD, STAPLE OR MUTILATE

▼ DETACH PROXY CARD HERE ▼

1. Election of Directors:
	☐	FOR ALL nominees listed below (except as marked to the contrary below).	☐	WITHHOLD AUTHORITY to vote for ALL nominees listed below.	☐	EXCEPTIONS

Names of Nominees: Jean-Claude Asscher, Massoud Entekhabi, Jonathan Fram, Errol Ginsberg, Gail Hamilton, Jon F. Rager
(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space below.)
EXCEPTIONS:

2. Approval of Amendment to Amended and Restated Director Stock Option Plan: To approve an amendment to the Company’s Amended and Restated Director Stock Option Plan to provide for the automatic grant of restricted stock units rather than stock options to non-employee directors upon their initial election or appointment and upon their re-election to the Board of Directors, as described in the Proxy Statement.

☐	FOR	☐	AGAINST	☐	ABSTAIN

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

3. Appointment of Independent Registered Public Accounting Firm: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007, as described in the Proxy Statement.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. Other Business: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Any one of such attorneys-in-fact or substitutes as shall be present and shall act at the Annual Meeting or any adjournment(s) thereof shall have and may exercise all powers of the attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated:	, 2007

Signature

Signature

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)